                                                                     EXHIBIT 3.1

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                LEUKOSITE, INC.


     LEUKOSITE, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:

     FIRST: The name of the Corporation is LeukoSite, Inc. The Corporation was originally incorporated under the name Leukon, Inc., and the original Certificate of Incorporation of the Corporation was filed by the Corporation with the Secretary of State of Delaware on May 1, 1992.

     SECOND: This Restated Certificate of Incorporation (i) restates and integrates and further amends the Restated Certificate of Incorporation of the Corporation, as heretofore amended, (ii) was duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law and
(iii) was approved by written consent of the stockholders of the Corporation given in accordance with the provisions of Section 228 of the Delaware General Corporation Law (prompt notice of such action having been given to those stockholders who did not consent in writing).

     THIRD: The text of the Restated Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further restated and amended to read in its entirety as follows:

                                   ARTICLE I
                                      Name

     The name of the Corporation is LeukoSite, Inc.

                                   ARTICLE II
                                    Purpose

     The Corporation is organized to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE III
                                 Capital Stock

     (a) Authorization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 50,518,309 consisting of 21,667,199 shares of Preferred Stock, par value $.0001 per share (the "Preferred

Stock"), and 28,851,110 shares of Common Stock, par value $.0001 per share (the "Common Stock").

     (b) The Preferred Stock may be issued in any number of series, including without limitation the Series A Stock (as such term is defined in Section A.1), the Series B Stock (as such term is defined in Section B.1), the Series C Stock (as such term is defined in Section C.1), the Series D Stock (as such term is defined in Section D.1), the Series E Stock (as such term is defined in Section E.1), the Series F Stock (as such term is defined in Section F.1), the Series G Stock (as such term is defined in Section G.1) and any other series designated by the Board of Directors of the Corporation (the "Board of Directors") pursuant to Section H.1, subject to Sections A.6, B.6, D.6, F.6 and G.6 hereof.

                 PART A.  SERIES A CONVERTIBLE PREFERRED STOCK

     A.1. Designation and Amount. The designation of this series of capital stock shall be "Series A Convertible Preferred Stock," par value $.0001 per share (the "Series A Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series A Stock shall be as set forth herein. The number of authorized shares of the Series A Stock is 10,345,000.

     A.2. Ranking. The Corporation's Series A Stock shall rank, as to dividends and upon redemption and Liquidation (as defined in Section A.4(b) hereof), (x) pari passu with the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but, with respect to Liquidation, only to the extent provided in Section
A.4 below) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the holders of shares of Series A Stock (the "Series A Stockholders") pursuant to Section A.6 hereof and (i) in the case of a change in the relative ranking of the Series A Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the holders of Series B Stock (the "Series B Stockholders") pursuant to Section B.6 hereof, (ii) in the case of a change in the relative ranking of the Series A Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the holders of Series D Stock (the "Series D Stockholders") pursuant to Section D.6 hereof, (iii) in the case of a change in the relative ranking of the Series A Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the holders of Series F Stock (the "Series F Stockholders") pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking of the Series A Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the holders of Series G Stock (the "Series G Stockholders") pursuant to Section G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking of the Series A Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series B Stock, the Series C Stock, the

Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower the ranking of the Series A Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series A Stock then outstanding (determined as set forth in the second sentence of Section A.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series A Stock.

     A.3.    Dividend Provisions.

     A.3(a) The Series A Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series A Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Subject to Section A.4(e)(ii) below, whenever any dividend may be declared or paid on any shares of Series A Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series A Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on: (i) subject to Section A.4(e)(ii) below, any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series A Stock then outstanding so that all outstanding shares of Series A Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section A.3(b) hereof); or (ii) subject to Section A.4(e)(ii) below, any shares of any other series of Preferred Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same or equivalent rate (based on the number of shares of Common Stock into which such other series of Preferred Stock is then convertible, if applicable, or, otherwise, the relative liquidation preference per share, as compared with the Series A Stock then outstanding) and in like kind upon each share of Series A Stock then outstanding, so that all Series A Stock will participate in such dividend ratably with such shares of such other series of Preferred Stock.

     A.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series A Stock and in accordance with Section A.3(a) above), each share of Series A Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day (as defined in Section

J.3 hereof) immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     A.4.    Liquidation Rights.

     A.4(a) With respect to rights on Liquidation, the Series A Stock shall rank (x) pari passu with the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but only to the extent provided in this Section A.4) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof and (i) in the case of a change in the relative ranking upon Liquidation of the Series A Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (ii) in the case of a change in the relative ranking upon Liquidation of the Series A Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof, (iii) in the case of a change in the relative ranking upon Liquidation of the Series A Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking upon Liquidation of the Series A Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking upon Liquidation of the Series A Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower such ranking of the Series A Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series A Stock then outstanding (determined as set forth in the second sentence of Section A.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series A Stock.

     A.4(b) Subject to Section A.4(e)(ii) hereof, in the event of any liquidation, dissolution or winding-up of the affairs of the Corporation (each, a "Liquidation"), the Series A Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, pari passu with the rights of the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders to receive payment of their liquidation preference pursuant to Section B.4(b), Section D.4(b), Section F.4(b) and Section G.4(b) hereof, respectively, but before any payment shall be made to the holders of Series C Stock, Series E Stock, Common Stock or any other class or series of stock ranking on Liquidation junior to such Series A Stock, an amount per share equal to the Series A Original Purchase Price (as defined in Section J.36 hereof), plus 10% per annum thereon, compounded annually, for each share of Series A Stock from the Series A Liquidation Premium Original Issuance Date (as defined in Section J.35 hereof) until the date of Liquidation, plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section A.3(a) hereof.

     A.4(c) Subject to Sections A.4(e)(ii), B.4(e)(ii), D.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) hereof, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Stockholders the full amount as to which each of them shall be entitled pursuant to Section A.4(b) above and to pay to the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders the full amount as to which each of them shall be entitled pursuant to Section B.4(b), Section D.4(b), Section F.4(b) and Section G.4(b) hereof, respectively, then the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock and/or Series G Stock, as the case may be, held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     A.4(d) Subject to Sections A.4(e)(ii), B.4(e)(ii), D.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) hereof, in the event of any Liquidation, after payment shall have been made to (i) the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof, respectively, (ii) the holders of any series or class of Preferred Stock ranking, as to dividends and upon Liquidation, pari passu with the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock or the Series G Stock (the "Other Parity Stock") of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (i) above and (iii) the Series C Stockholders (as defined in Section J.64) and the Series E Stockholders (as defined in Section J.85) of the full amount to which they shall be entitled pursuant to Sections C.4(b) and E.4(b) hereof, respectively, then with respect to each other class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) ranking on Liquidation junior to such Series A Stock (in descending order of seniority), the Series A Stockholders, as a class, the Series B Stockholders, as a class, the Series D Stockholders, as a class, the Series F Stockholders, as a class, the Series G Stockholders, as a class, the holders of Other Parity Stock (the "Other Parity Stockholders"), as a class, the Series C Stockholders, as a class, and the Series E Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series A Stockholders in an equal amount per share of the Series A Stock then outstanding, (ii) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (iii) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (iv) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (v) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding, (vi) the Other Parity Stockholders in an equal amount per share of the Other Parity Stock then outstanding, (vii) the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding and (viii) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) junior to the Series A Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series A Stock (pursuant to this Section A.4(d)), the Series B Stock (pursuant to Section B.4(d) hereof), the Series D Stock (pursuant to Section D.4(d) hereof), the Series F Stock (pursuant to Section F.4(d) hereof), the Series G Stock (pursuant to Section G.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof), the Series C Stock (pursuant to Section C.4(d) hereof), the Series E Stock (pursuant to Section E.4(d) hereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     A.4(e)(i) Subject to Sections A.4(e)(ii), B.4(e)(ii), D.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) below, in the event of any Liquidation, after payment shall have been made to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders shall be entitled to share ratably (calculated with respect to such Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock as provided in the next sentence) with the holders of Common Stock (the "Common Stockholders") in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section A.4(e)(i) upon any such Liquidation, each share of Series A Stock, each share of Series B Stock, each share of Series D Stock, each share of Series F Stock, each share of Series G Stock, each share of Other Parity Stock, each share of Series C Stock and each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     A.4(e)(ii) Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate amount received in respect of each share of Series A Stock (and any shares of capital stock or other securities issued in respect thereof) pursuant to Section A.3 above, this Section A.4 and Section A.5 below exceed an amount equal to the greater of (i) $4.00 for each such share, or (ii) the aggregate amount of all payments made by the Corporation pursuant to any of the provisions of this Restated Certificate of Incorporation (regardless of whether such payments consist of dividends, payments made upon Liquidation or any Special Liquidation or payments made upon any redemption pursuant to Section
A.5 hereof) in respect of all shares of its capital stock since November 5, 1993 multiplied by a fraction, the numerator of which equals the quotient of the number of shares of Common Stock issuable upon conversion of the Series A Stock then outstanding, rounded up to the nearest one-thousandth of a share, divided by the number of shares of Series A Stock then outstanding, and the denominator of which equals the sum of the number of shares of Common Stock then outstanding, plus the number of shares of Common Stock issuable upon conversion of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and any Other Parity Stock then outstanding, rounded up to the nearest one-thousandth of a share.

     A.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale (as hereinafter defined), the Corporation shall (unless waived pursuant to Section A.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series A Stock then outstanding for a cash amount per share determined as set forth herein (the "Series A Special Liquidation Price"), said redemption, together with the redemption of all of the outstanding shares of Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock pursuant to Sections B.4(f), C.4(f), D.4(f), E.4(f), F.4(f) and G.4(f) hereof, respectively, and of all outstanding shares of Other Parity Stock pursuant to the applicable terms thereof, in the event of and simultaneously with such closing being referred to herein as a "Special Liquidation". The rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to this Section A.4(f) shall be (x) pari passu with the rights of the Series B Stockholders to receive the Series B Special Liquidation Price (as defined in Section B.4(f)(i) hereof) pursuant to Section B.4(f) hereof, with the rights of the Series D Stockholders to receive the Series D Special Liquidation Price (as defined in Section

D.4(f)(i) hereof) pursuant to Section D.4(f) hereof, with the rights of the Series F Stockholders to receive the Series F Special Liquidation Price (as defined in Section F.4(f)(i) hereof) pursuant to Section F.4(f) hereof, with the rights of the Series G Stockholders to receive the Series G Special Liquidation Price (as defined in Section G.4(f)(i) hereof) pursuant to Section G.4(f) hereof, and with the rights of the Other Parity Stockholders to receive the amount of their liquidation preference upon a Special Liquidation (the "Other Parity Stock Special Liquidation Price") pursuant to the applicable terms of the Other Parity Stock, and (y) senior and prior to the rights of the Series C Stockholders to receive the Series C Special Liquidation Price (as defined in Section C.4(f)(i) hereof) pursuant to Section C.4(f) and to the rights of the Series E Stockholders to receive the Series E Special Liquidation Price (as defined in Section E.4(f)(i) hereof) pursuant to Section E.4(f). For all purposes of this Section A.4(f), the Series A Special Liquidation Price shall be equal to that amount per share which would be received by each Series A Stockholder if, in connection with an Event of Sale, all the consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Sections A.4(a) through (e) hereof. To the extent that one or more redemptions (as described in Section A.5 hereof) and a Special Liquidation are occurring concurrently, the Special Liquidation shall be deemed to occur first. The date upon which the Special Liquidation shall occur (which shall be the date of the closing of the applicable Event of Sale) is sometimes referred to herein as the "Special Liquidation Date".

     A.4(f)(ii) At any time on or after the Special Liquidation Date, a Series A Stockholder shall be entitled, subject to the provisions of Section A.4(f)(iii) hereof, to receive the Series A Special Liquidation Price for each such share of Series A Stock owned by such holder. Subject to the provisions of Section A.4(f)(iii) hereof, payment of the Series A Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series A Stock.

     A.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected
(x) first, with respect to such Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders pursuant to this Section A.4(f), Section B.4(f), Section D.4(f), Section F.4(f) and Section G.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity

Stock on the Special Liquidation Date) until all of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series C Stock and Series E Stock on a pro rata basis (based upon the amounts which would be payable to each of the Series C Stockholders and Series E Stockholders pursuant to Sections C.4(f) and E.4(f) hereof, respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series C Stock and Series E Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series C Stock and Series E Stock.

     A.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series A Stock redeemed shall cease and terminate except the right to receive the applicable Series A Special Liquidation Price as provided herein, and such shares of Series A Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series A Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series A Special Liquidation Price with respect to any Series A Stock, the rights of the holder(s) thereof with respect to such shares of Series A Stock shall continue until the Corporation cures such default.

     A.4(f)(v) Anything contained herein to the contrary notwithstanding, the rights of the Series A Stockholders under this Section A.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series A Stock pursuant to this Section A.4(f).

     A.4(f)(vi) Any notice required to be given to the holders of shares of Series A Stock pursuant to Section A.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series A Special Liquidation Price which each Series A Stockholder shall be entitled to receive pursuant to this Section A.4(f) upon the occurrence of a Special Liquidation and (B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series A Stock the Series A Special Liquidation Price.

     A.4(f)(vii) For purposes of this Section A.4(f), Section B.4(f), Section C.4(f), Section D.4(f), Section E.4(f), Section F.4(f) and Section G.4(f) hereof, an "Event of Sale" shall mean (A) the merger or consolidation of the Corporation with and into another corporation, partnership, joint venture, trust or other entity, or the merger or consolidation of any corporation with and into the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger in complete exchange for their shares of capital stock of the Corporation) or (B) the sale or other disposition of all or substantially all the assets of the Corporation to any corporation, partnership, joint venture, trust, individual, group or other entity; provided, however, that any such merger, consolidation or sale of assets shall not be deemed an Event of Sale if, upon consummation of such merger, consolidation or sale of assets, the holders of voting securities of the Corporation immediately prior to such transaction continue to own directly or indirectly not less than a majority of the voting power of the surviving corporation.

     A.5.    Redemption.

     A.5(a) At the request of the holder or holders of a majority of the shares of Series A Stock then outstanding made at any date after January 1, 1998 (collectively, the "Series A Requesting Holders"), or at the request of the holder or holders of a majority of the shares of Series B Stock then outstanding made at any date after September 1, 1999 (collectively, the "Series B Requesting Holders"), or at the request of the holder or holders of a majority of the shares of Series D Stock then outstanding made at any date after September 12, 2000 (collectively, the "Series D Requesting Holders"), or at the request of the holder or holders of a majority of the shares of Series F Stock then outstanding made at any date after February 29, 2001, (collectively, the "Series F Requesting Holders"), or at the request of the holder or holders of a majority of the shares of Series G Stock then outstanding made at any date after December 20, 2001 (collectively, the "Series G Requesting Holders") (the Series A Requesting Holders, the Series B Requesting Holders, the Series D Requesting Holders, the Series F Requesting Holders and the Series G Requesting Holders being referred to herein, collectively, as the "Requesting Holders" and, individually, as a "Requesting Holder"), which request or requests shall be made in writing and forwarded to the Corporation by first-class, certified mail, return receipt requested, postage prepaid (collectively, the "Redemption Requests" and, individually, a "Redemption Request"), the Corporation shall redeem on the Redemption Date (as such term is defined in Section A.5(c) hereof), unless otherwise prevented by law, at a redemption price per share equal to the Original Purchase Price (as defined in Section J.20 hereof), plus an amount equal to any declared but unpaid dividends thereon, up to twenty-five percent (25%) of the Redeemable Stock (as defined in Section J.23 hereof) owned of record by each Redeeming Holder (as defined in Section A.5(c) hereof) at the time that such Redeeming Holder gives its Redemption Notice (as defined below) to the Corporation, and in each subsequent year thereafter (upon the anniversary of the Redemption Date) up to twenty-five percent (25%) of the Redeemable Stock that was owned of record by such Redeeming Holder on the Redemption Date plus that number of shares of Redeemable Stock that such Redeeming Holder could have required the Corporation to have redeemed in the year or years following the Redemption Date pursuant to this Section A.5(a) but elected not to have redeemed. Notwithstanding any limitations specified in this Section A.5, in the event that the Corporation at any time materially breaches any of its representations, warranties, covenants and/or agreements set forth in the Stockholders' Agreement (as defined in Section J.112 hereof), the Series A Stock Purchase Agreement (as defined in Section J.42 hereof), the Series B Stock Purchase Agreement (as defined in Section J.53 hereof) and/or the Series D Stock Purchase Agreement (as defined in Section J.74 hereof), the Applicable Requesting Holders (as defined in Section J.1 hereof) may elect, at their sole discretion, if any such material breach is not cured by the later to occur of 15 days after receipt by the Corporation of notice of such material breach or 30 days after the occurrence of such material breach, to accelerate the maturity of their rights under this Section A.5 and immediately redeem any or all of their shares of Redeemable Stock. Each Redeeming Holder who desires to have any of the Redeemable Stock owned of record by such Redeeming Holder redeemed shall specify in a written notice to the Corporation the number of shares which the Redeeming Holder elects to redeem (a "Redemption Notice"), in accordance with Section A.5(c) hereof. The total sum payable per share of Redeemable Stock on the Redemption Date and/or on the subsequent anniversaries of the Redemption Date, as the case may be, is hereinafter referred to as the "Redemption Price," and the payment to be made on the Redemption Date is hereinafter referred to as the "Redemption Payment."

     A.5(b) On and after the Redemption Date, all rights of any Redeeming Holder with respect to the shares of Redeemable Stock being redeemed by the Corporation pursuant to Section A.5(a) above, except the right to receive the Redemption Price per share of Redeemable Stock as hereinafter provided, shall cease and terminate, and such shares of Redeemable Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, notwithstanding anything to the contrary set forth herein, (A) if the Corporation defaults in the payment of the Redemption Payment, the rights of the Redeeming Holder with respect to such shares of Redeemable Stock shall continue until the Corporation cures such default and (B) without limiting any other rights of a Redeeming Holder, upon the occurrence of a subsequent Liquidation or Event of Sale, with respect to the shares of Redeemable Stock in respect of which no Redemption Payment has been received by a Redeeming Holder, such Redeeming Holder shall be accorded the rights and benefits set forth in Section
A.4 hereof in respect of such remaining shares, as if no prior redemption request had been made.

     A.5(c) Each Redeeming Holder shall send its Redemption Notice pursuant to this Section A.5 by first-class, certified mail, return receipt requested, postage prepaid, to the Corporation at its principal place of business or to any transfer agent of the Corporation. Within five (5) business days of receipt of a Redemption Request, the Corporation shall notify in writing all other Series A Stockholders, Series B Stockholders, Series D Stockholders, Series F Stockholders and Series G Stockholders of the request by a Requesting Holder for the redemption of Redeemable Stock (the "Corporation Notice"). If any other Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder or Series G Stockholder desires to have redeemed all or any portion of the Redeemable Stock owned of record by such Series A

Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder or Series G Stockholder, as the case may be, each such Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder and/or Series G Stockholder, as the case may be, shall send a Redemption Notice to the Corporation postmarked within ten (10) business days after the receipt of the Corporation Notice, and such Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder and/or Series G Stockholder, as the case may be (collectively, together with the Requesting Holders, the "Redeeming Holders" and each individually a "Redeeming Holder"), shall be deemed to have elected to redeem the number of shares of Redeemable Stock set forth in such Redeeming Holder's Redemption Notice. On the twentieth (20th) business day following the date upon which the Corporation shall have sent the Corporation Notice, the Corporation shall pay each Redeeming Holder the applicable Redemption Price pursuant to the terms of, and subject to the limitations set forth in, Section A.5(a), provided that the Corporation or its transfer agent has received the certificate(s) representing the shares of Redeemable Stock to be redeemed. Such payment date shall be referred to herein as the "Redemption Date". Thereafter, if any Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder or Series G Stockholder that was not previously a Redeeming Holder desires to have redeemed all or any portion of the Redeemable Stock owned of record by such Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder and/or Series G Stockholder, as the case may be, or any prior Redeeming Holder desires to have redeemed additional shares of Redeemable Stock that were not covered by a previous Redemption Notice, each such Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder and/or Series G Stockholder, as the case may be, or any prior Redeeming Holder, as the case may be, shall send a Redemption Notice to the Corporation postmarked at least twenty (20) business days prior to any anniversary of the Redemption Date, and any such Series A Stockholder, Series B Stockholder, Series D Stockholder, Series F Stockholder, Series G Stockholder and/or prior Redeeming Holder, as the case may be, shall thereafter be deemed to be a Redeeming Holder. On each anniversary of the Redemption Date following such timely notice, the Corporation shall pay each such Redeeming Holder, together with each original Redeeming Holder whose requested shares have not yet been fully redeemed, the Redemption Price for the shares of Redeemable Stock requested to be redeemed, subject to the twenty five percent (25%) limitation set forth in Section A.5(a) hereof and pursuant to any other applicable terms set forth in Sections A.5(a) and A.5(c) hereof. If, on the Redemption Date, less than all the shares of Redeemable Stock requested to be redeemed may be legally redeemed by the Corporation, the redemption of such Redeemable Stock shall be pro rata based upon the total amount that would be paid by the Corporation to each Redeeming Holder if all of the shares of Redeemable Stock requested to be redeemed by the Redeeming Holders were so redeemed, subject to the twenty five percent (25%) limitation set forth in Section A.5(a) hereof, if applicable, and any shares of Redeemable Stock not redeemed shall be redeemed, at the holder's election, on any date following such Redemption Date on which the Corporation may lawfully redeem such shares, again subject to such twenty five percent (25%) limitation, if applicable. The Corporation shall redeem (unless otherwise prevented by law and subject to the twenty five percent (25%) limitation set forth in Section A.5(a) hereof, if applicable) the shares of Redeemable Stock being redeemed by each Redeeming Holder on the Redemption Date and the Corporation shall promptly advise each Redeeming Holder of such Redemption Date or of the relevant facts applicable thereto preventing such redemption. Upon redemption of only a portion of the number of shares covered by a Redeemable Stock certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Redeemable Stock certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Redeemable Stock representing the unredeemed portion of the Redeemable Stock certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     A.5(d) Shares of Redeemable Stock are not subject to or entitled to the benefit of any sinking fund.

     A.6.    Voting.

     A.6(a) In addition to any other rights provided for herein or by law, the Series A Stockholders shall be entitled to vote, together with the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders, the Series G Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series A Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series A Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     A.6(b)(i) In addition to the rights specified in Section A.6(a), the holders of a majority in voting power of the Series A Stock, voting as a separate class, shall have the exclusive right to elect three (3) members of the Board of Directors of the Corporation (the "Series A Preferred Directors"). In any election of Series A Preferred Directors pursuant to this Section A.6(b), each Series A Stockholder shall be entitled to one vote for each share of the Series A Stock held, and no Series A Stockholder shall be entitled to cumulate its votes by giving one candidate more than one vote per share. The exclusive voting rights of the Series A Stockholders, contained in this Section A.6(b), may be exercised at a special meeting of the Series A Stockholders called as provided in accordance with the By-laws of the Corporation, at any annual or special meeting of the stockholders of the Corporation, or by written consent of such Series A Stockholders in lieu of a meeting. The Series A Preferred Directors elected pursuant to this Section A.6(b) shall serve from the date of their election and qualification until their successors have been duly elected and qualified.

     A.6(b)(ii) A vacancy in the directorships to be elected by the Series A Stockholders, pursuant to Section A.6(b)(i), may be filled only by a vote at a meeting called in accordance with the By-laws of the Corporation or written consent in lieu of such meeting of (A) in the case of a vote of such Series A Stockholders at a stockholders' meeting, the holders of at least a majority in voting power of such Series A Stock, (B) in the case of written consent in lieu of a meeting, the holders of at least a majority of the voting power of such Series A Stock, or (C) the remaining director(s) elected by the Series A Stockholders (or by the directors so elected).

     A.6(c) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series A Stock then outstanding (determined as set forth in the second sentence of Section A.6(a) hereof), acting separately from the holders of Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series A Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series A Stock other than those shares of Series A Stock issued or issuable pursuant to the Series A Stock Purchase Agreement; (ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate of Incorporation (the "Restated Certificate") or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series A Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series A Stock pursuant to this Section A.6(c) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock as to dividends, upon Liquidation or redemption, or in any other respect; or (iii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock (as defined in Section J.12 hereof), authorize, designate, create, issue or agree to issue any equity security of the Corporation ranking senior to the Series A Stock as to dividends, upon Liquidation or redemption, or in any other respect, or any security, right, option or warrant convertible into, or exercisable or exchangeable for, such equity security of the Corporation.

     A.6(d) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series A Stock, as set forth in the second sentence of Section A.6(a) hereof, in the case of the Series B Stock, as set forth in the second sentence of Section B.6(a) hereof, in the case of the Series D Stock, as set forth in the second sentence of Section D.6(a) hereof, in the case of the Series F Stock, as set forth in the second sentence of Section F.6(a) hereof, and in the case of the Series G Stock, as set forth in the second sentence of Section G.6(a) hereof), given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock, in the manner provided in the By-laws of the Corporation: (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets other than in the ordinary course of its business; (ii) purchase, lease or otherwise acquire all or substantially all of the assets of another entity; (iii) except as otherwise required by this Restated Certificate of Incorporation and except to the extent otherwise permitted in clause (iv) below, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, securities or property, but excluding any stock dividends or stock splits); (iv) except as otherwise required by this Restated Certificate or in any agreement approved by the Board of Directors with a director, officer, employee, consultant or independent contractor of or to the Corporation providing for the repurchase of any of its capital stock owned by such director, officer, employee, consultant or independent contractor at the option of the Corporation, provided that such agreements are (A) set forth on Schedule 5.2 to the Series A Stock Purchase Agreement, Schedule 4.2 to the Series B Stock Purchase Agreement, Schedule 4.2 to the Series D Stock Purchase Agreement,
Schedule 4.2 to the Series F Stock Purchase Agreement or Schedule 4.2 to the Series G Securities Purchase Agreement or (B) entered into (1) pursuant to, and upon the exercise of any outstanding stock option granted under the 1993 Stock Option Plan of the Corporation (the "1993 Stock Option Plan") or any other stock option plan which has been adopted by the Corporation and approved by the Board of Directors and by the holders of at least 66 2/3% of the combined voting power of the Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, and (2) pursuant to the forms of stock option agreements that have been approved by the Board of Directors on or before the date of the Series A Stock Purchase Agreement or a form of stock option agreement under the 1993 Stock Option Plan (or such other plan) that is satisfactory in form and in substance, except for immaterial changes thereto made from time to time by officers of the Corporation, to the Board of Directors and to the holders of at least 66 2/3% of the combined voting power of the Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to Common Stockholders shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights (excluding options to purchase and rights to subscribe for shares of Common Stock or the securities of the Corporation convertible into or exchangeable for shares of Common Stock); (v) merge or consolidate with and into, or permit any subsidiary to merge or consolidate with and into, any other corporation, corporations or other entity or entities; (vi) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation or any debt security or capitalized lease with an equity feature with respect to the capital stock of the Corporation; (viii) adopt, amend or modify any stock option plan of the Corporation; or (ix) accelerate the vesting schedule or exercise date or dates of any such options or in any stock option agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors, or amend or otherwise modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors.

     A.7.  Conversion.

          A.7(a)(i) Any Series A Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series A Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series A Stock so converted equal to the quotient of the Series A Original Purchase Price for such share divided by the Series A Conversion Price (as defined in Section A.7(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section A.7(c)(ii) hereof.

          A.7(a)(ii) Any Series A Stockholder who exercises the right to convert shares of Series A Stock into shares of Common Stock, pursuant to this Section A.7, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series A Stock pursuant to Section A.3(a) herein, up to and including the Series A Conversion Date (as defined in Section A.7(b)(ii) hereof).

          A.7(b)(i) Any Series A Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section A.7 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series A Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

          A.7(b)(ii) Each Series A Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series A Conversion Date."

     A.7(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section A.7(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series A Conversion Date.

     A.7(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series A Conversion Date, unless the transfer books of the Corporation are closed on such Series A Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series A Conversion Price shall be that Series A Conversion Price in effect on the Series A Conversion Date.

     A.7(b)(v) Upon conversion of only a portion of the number of shares covered by a Series A Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series A Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series A Stock representing the unconverted number of shares of Series A Stock represented by such Series A Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     A.7(c)(i) If a Series A Stockholder shall surrender more than one share of Series A Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Stock so surrendered.

     A.7(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series A Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series A Conversion Date, as determined in accordance with Section A.7(d)(vii) hereof.

     A.7(d) For all purposes of this Section A.7, the "Series A Conversion Price" with respect to the Series A Stock shall be equal to the Series A Original Purchase Price with respect to each such share of Series A Stock, subject to adjustment from time to time as follows:

     A.7(d)(i) If the Corporation shall, at any time or from time to time after the Series A Conversion Price Original Issuance Date, issue any shares of Common Stock (which term, for purposes of this Section A.7(d), including all subsections thereof, shall be deemed to include all other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, but not limited to, Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock) or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case other than Excluded Stock (as hereinafter defined)), for a consideration per share less than the applicable Series A Conversion Price in effect immediately prior to the issuance of such Common Stock or other securities, the Series A Conversion Price in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section A.7(d)) be lowered to a price equal to the quotient obtained by dividing

          (X) an amount equal to the sum of

          (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section A.7(d)(ii)(D) with respect to then outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities referred to in this clause (1) constitutes Excluded Stock) immediately prior to such issuance multiplied by the Series A Conversion Price in effect immediately prior to such issuance, plus

          (2) the consideration received by the Corporation upon such issuance,

by

          (Y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section A.7(d)(ii)(D) with respect to all outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities constitutes Excluded Stock) immediately after such issuance.

     A.7(d)(ii) For the purposes of any adjustment of the Series A Conversion Price pursuant to Section A.7(d)(i), the following provisions shall be applicable:

          A.7(d)(ii)(A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Corporation, determined as provided in Section A.7(d)(ii)(B) hereof, plus the value of any other consideration received by the Corporation determined as set forth in Section A.7(d)(ii)(C) hereof.

          A.7(d)(ii)(B) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of such property other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such property as determined by the Board of Directors shall not exceed the aggregate Current Market Price (as defined in Section A.7(d)(vii) hereof) of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section A.7(d)(ii)(A) hereof and less any other consideration received by the Corporation for such shares, determined as set forth in Section A.7(d)(ii)(C) hereof.

          A.7(d)(ii)(C) In the case of the issuance of Common Stock for consideration in whole or in part other than cash or property, the value of such other consideration shall be deemed to be the fair market value of such other consideration as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such other consideration as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section A.7(d)(ii)(A) hereof and less the fair market value of any property received by the Corporation for such shares, determined as set forth in Section A.7(d)(ii)(B) hereof.

          A.7(d)(ii)(D) In the case of the issuance of options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities:


               A.7(d)(ii)(D)(1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock (said maximum number of shares being that set forth in the instrument relating to such options or rights to subscribe for Common Stock without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections A.7(d)(ii)(A), (B) and (C) hereof), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections A.7(d)(ii)(A), (B) and (C) hereof);

          A.7(d)(ii)(D)(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof (said maximum number of shares being that set forth in the instrument relating to such convertible or exchangeable securities without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections A.7(d)(ii)(A),
(B) and (C) hereof);

          A.7(d)(ii)(D)(3) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such options or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the anti-dilution provisions thereof), then the Series A Conversion Price shall automatically be readjusted in proportion to such change; and

          A.7(d)(ii)(D)(4) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Series A Conversion Price shall be automatically readjusted to the Series A Conversion Price that would have obtained had such options, rights or convertible or exchangeable securities not been issued.

     A.7(d)(ii)(E) Anything contained herein to the contrary notwithstanding, the provisions of this Section A.7(d) may be waived in any instance by the holders of a majority in voting power of the shares of Series A Stock then outstanding, by delivery of a written notice of waiver to the Corporation.

     A.7(d)(iii) If the number of shares of Common Stock outstanding at any time after the Series A Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Stock shall be increased in proportion to such increase in outstanding shares.

     A.7(d)(iv)   If, at any time after the Series A Conversion Price Original
Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Stock shall be decreased in proportion to such decrease in outstanding shares.

     A.7(d)(v)   In the event, at any time after the Series A Conversion Price
Original Issuance Date, of any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the powers, designations, preferences and rights, or the qualifications, limitations or restrictions, if any, of the capital stock of the Corporation) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person (any such transaction, an "Extraordinary Transaction"), then the Corporation shall provide appropriate adjustment to the Series A Conversion Price with respect to each share of Series A Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series A Stock redeemed pursuant to Section A.4(f) hereof in connection therewith) such that each share of Series A Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section A.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series A Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section A.7(d)(v) shall similarly apply to successive Extraordinary Transactions.

     A.7(d)(vi) All calculations under this Section A.7(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     A.7(d)(vii)     For the purpose of any computation pursuant to Section
A.7(c), B.7(c), B.7(d), C.6(c), C.6(d), D.7(c), D.7(d), E.6(c), E.6(d), F.7(c),
F.7(d), G.7(c) or G.7(d) hereof or this Section A.7(d), the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending on the fifth (5th) business day before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30-business-day period) as follows:

     A.7(d)(vii)(A) If the Common Stock is listed or admitted for trading on a national securities exchange, then the closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

     A.7(d)(vii)(B) If the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or if there is no such sale price, the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such day.

     A.7(d)(vii)(C) If the Common Stock is not at the time quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc., or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.

     A.7(d)(vii)(D) If the Common Stock is not traded in such manner that the quotations referred to in this Section A.7(d)(vii) are available for the period required hereunder, then the Current Market Price shall be the fair market value of such share, as determined in good faith by a majority of the entire Board of Directors.

     A.7(d)(viii)    In any case in which the provisions of this Section A.7(d)
shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series A Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section A.7(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     A.7(d)(ix) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section A.7, would not fairly protect the conversion rights of the holders of the Series A Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     A.7(e)    Whenever the Series A Conversion Price shall be adjusted as provided in Section A.7(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series A Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series A Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series A Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section A.7(f) hereof.

     A.7(f)   In the event the Corporation shall propose to take any action of the types described in Section A.7(d)(i), (iii), (iv) or (v) hereof, or any other Event of Sale, the Corporation shall give notice to each Series A Stockholder in the manner set forth in Section A.7(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series A Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series A Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     A.7(g)   The Corporation shall pay all documentary, stamp or other
transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series A Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series A Stockholder in respect of which such shares of Series A Stock are being issued.

     A.7(h)   The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series A Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A Stock.

     A.7(i)   All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     A.7(j)   Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of 1933, pursuant to which the net proceeds to the Corporation are at least $17,500,000, each share of Series A Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock in which the Series A Stock would be convertible if such conversion were to occur at the time of the public offering of Common Stock. The holder of any shares of Series A Stock converted into Common Stock pursuant to this Section A.7(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series A Conversion Date for purposes of this Section A.7(j).


                 PART B.  SERIES B CONVERTIBLE PREFERRED STOCK

     B.1. Designation and Amount.   The designation of this series of capital
stock shall be "Series B Convertible Preferred Stock," par value $.0001 per share (the "Series B Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series B Stock shall be as set forth herein. The number of authorized shares of the Series B Stock is 1,666,667.

     B.2. Ranking.   The Corporation's Series B Stock shall rank, as to
dividends and upon redemption and Liquidation, (x) pari passu with the Series A Stock, the Series D Stock, the Series F Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but, with respect to Liquidation, only to the extent provided in Section B.4 below) and
(z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof and (i) in the case of a change in the relative ranking of the Series B Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking of the Series B Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof, (iii) in the case of a change in the relative ranking of the Series B Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking of the Series B Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking of the Series B Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower the ranking of the Series B Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series B Stock then outstanding (determined as set forth in the second sentence of Section B.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series B Stock.

     B.3.    Dividend Provisions.

     B.3(a) The Series B Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series B Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation).
Subject to Section B.4(e)(ii) below, whenever any dividend may be declared or paid on any shares of Series B Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series B Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on: (i) subject to Section B.4(e)(ii) below, any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series B Stock then outstanding so that all outstanding shares of Series B Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section B.3(b) hereof); or
(ii) subject to Section B.4(e)(ii) below, any shares of any other series of Preferred Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same or equivalent rate (based on the number of shares of Common Stock into which such other series of Preferred Stock is then convertible, if applicable, or, otherwise, the relative liquidation preference per share, as compared with the Series B Stock then outstanding) and in like kind upon each share of

Series B Stock then outstanding, so that all Series B Stock will participate in such dividend ratably with such shares of such other series of Preferred Stock.

     B.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series B Stock and in accordance with Section B.3(a) above), each share of Series B Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     B.4.   Liquidation Rights.

     B.4(a) With respect to rights on Liquidation, the Series B Stock shall rank (x) pari passu with the Series A Stock, the Series D Stock, the Series F Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but only to the extent provided in this Section B.4) and
(z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof and (i) in the case of a change in the relative ranking upon Liquidation of the Series B Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking upon Liquidation of the Series B Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof, (iii) in the case of a change in the relative ranking upon Liquidation of the Series B Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking upon Liquidation of the Series B Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking upon Liquidation of the Series B Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower such ranking of the Series B Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series B Stock then outstanding (determined as set forth in the second sentence of Section B.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series B Stock.

     B.4(b) Subject to Section B.4(e)(ii) hereof, in the event of any Liquidation, the Series B Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, pari passu with the rights of the Series A Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders to receive payment of their liquidation preference pursuant to Section A.4(b), Section D.4(b), Section F.4(b) and Section G.4(b) hereof, respectively, but before any payment shall be made to the holders of Series C Stock, Series E Stock, Common Stock or any other class or series of stock ranking on Liquidation junior to such Series B Stock, an amount per share equal to the Series B Original Purchase Price (as defined in Section J.48 hereof), plus 10% per annum thereon, compounded annually, for each share of Series B Stock from the Series B Liquidation Premium Original Issuance Date (as defined in Section J.47 hereof) until the date of Liquidation, plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section B.3(a) hereof.

     B.4(c) Subject to Sections B.4(e)(ii), A.4(e)(ii), D.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) hereof, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series B Stockholders the full amount as to which each of them shall be entitled pursuant to Section B.4(b) above and to pay to the Series A Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders the full amount as to which each of them shall be entitled pursuant to Section A.4(b), Section D.4(b), Section F.4(b) and Section G.4(b) hereof, respectively, then the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series B Stock, Series A Stock, Series D Stock, Series F Stock and/or Series G Stock, as the case may be, held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     B.4(d) Subject to Sections B.4(e)(ii), A.4(e)(ii), D.4(e)(ii), F.4(e)(ii) and G.4(e)(ii), in the event of any Liquidation, after payment shall have been made to (i) the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections B.4(b), A.4(b), D.4(b), F.4(b) and G.4(b) hereof, respectively, (ii) the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (i) above and (iii) the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled pursuant to Sections C.4(b) and E.4(b) hereof, respectively, then with respect to each other class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) ranking on Liquidation junior to such

Series B Stock (in descending order of seniority), the Series B Stockholders, as a class, the Series A Stockholders, as a class, the Series D Stockholders, as a class, the Series F Stockholders, as a class, the Series G Stockholders, as a class, the Other Parity Stockholders, as a class, the Series C Stockholders, as a class, and the Series E Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (ii) the Series A Stockholders in an equal amount per share of the Series A Stock then outstanding, (iii) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (iv) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (v) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding, (vi) the Other Parity Stockholders in an equal amount per share of the Other Parity Stock then outstanding, (vii) the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding and (viii) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) junior to the Series B Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series B Stock (pursuant to this Section B.4(d)), the Series A Stock (pursuant to Section A.4(d) hereof), the Series D Stock (pursuant to Section D.4(d) hereof), the Series F Stock (pursuant to Section F.4(d) hereof), the Series G Stock (pursuant to Section G.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof), the Series C Stock (pursuant to Section C.4(d) hereof), the Series E Stock (pursuant to Section E.4(d) hereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     B.4(e)(i) Subject to Sections B.4(e)(ii), A.4(e)(ii), D.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) hereof, in the event of any Liquidation, after payment shall have been made to the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders shall be entitled to share ratably (calculated with respect to such Series B Stock, Series A Stock, Series D Stock, Series F Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section B.4(e)(i) upon any such Liquidation, each share of Series B Stock, each share of Series A Stock, each share of Series D Stock, each share of Series F Stock, each share of Series G Stock, each share of Other Parity Stock, each share of Series C Stock and each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     B.4(e)(ii) Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate amount received in respect of each share of Series B Stock (and any shares of capital stock or other securities issued in respect thereof) pursuant to Section B.3 above, this Section B.4 and Section A.5 above exceed an amount equal to the greater of (i) $4.00 for each such share, or (ii) the aggregate amount of all payments made by the Corporation pursuant to any of the provisions of this Restated Certificate (regardless of whether such payments consist of dividends, payments made upon Liquidation or any Special Liquidation or payments made upon any redemption pursuant to Section A.5 hereof) in respect of all shares of its capital stock since September 13, 1994 multiplied by a fraction, the numerator of which equals the quotient of the number of shares of Common Stock issuable upon conversion of the Series B Stock then outstanding, rounded up to the nearest one-thousandth of a share, divided by the number of shares of Series B Stock then outstanding, and the denominator of which equals the sum of the number of shares of Common Stock then outstanding, plus the number of shares of Common Stock issuable upon conversion of the Series B Stock, the Series A Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock, the Series G Stock and any Other Parity Stock then outstanding, rounded up to the nearest one-thousandth of a share.

     B.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale, the Corporation shall (unless waived pursuant to Section B.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series B Stock then outstanding for a cash amount per share determined as set forth herein (the "Series B Special Liquidation Price"), said redemption to occur simultaneously with the redemption of all of the outstanding shares of Series A Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock pursuant to Sections A.4(f), C.4(f), D.4(f), E.4(f), F.4(f) and G.4(f) hereof, respectively, and of all outstanding shares of Other Parity Stock pursuant to the applicable terms thereof, in connection with any such closing. The rights of the Series B Stockholders to receive the Series B Special Liquidation Price pursuant to this Section B.4(f) shall be (x) pari passu with the rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to Section A.4(f) hereof, with the rights of the Series D Stockholders to receive the Series D Special Liquidation Price pursuant to Section D.4(f) hereof, with the rights of the Series F Stockholders to receive the Series F Special Liquidation Price pursuant to Section F.4(f) hereof, with the rights of the Series G Stockholders to receive the Series G Special Liquidation Price pursuant to Section G.4(f) hereof and with the rights of the Other Parity Stockholders to receive the Other Parity Stock Special Liquidation Price pursuant to the applicable terms of the Other Parity Stock, and (y) senior and prior to the rights of the Series C Stockholders to receive the Series C Special Liquidation Price pursuant to Section C.4(f) and to the rights of the Series E Stockholders to receive the Series E Special Liquidation Price pursuant to Section E.4(f). For all purposes of this Section B.4(f), the Series B Special Liquidation Price shall be equal to that amount per share which would be received by each Series B Stockholder if, in connection with an Event of Sale, all the consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Sections B.4(a) through (e) hereof. To the extent that one or more redemptions (as described in Section A.5 hereof) and a Special Liquidation are occurring concurrently, the Special Liquidation shall be deemed to occur first.

     B.4(f)(ii) At any time on or after the Special Liquidation Date, a Series B Stockholder shall be entitled, subject to the provisions of Section B.4(f)(iii) hereof, to receive the Series B Special Liquidation Price for each such share of Series B Stock owned by such holder. Subject to the provisions of Section B.4(f)(iii) hereof, payment of the Series B Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series B Stock.

     B.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series B Stock, Series A Stock, Series D Stock, Series F Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected
(x) first, with respect to such Series B Stock, Series A Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series B Stockholders, the Series A Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders pursuant to this Section B.4(f), Section A.4(f), Section D.4(f), Section F.4(f) and Section G.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series B Stock, Series A Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on the Special Liquidation Date) until all of the shares of Series B Stock, Series A Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series C Stock and Series E Stock on a pro rata basis (based upon the amounts which would be payable to each of the Series C Stockholders and Series E Stockholders pursuant to Sections C.4(f) and E.4(f) hereof, respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series C Stock and Series E Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series B Stock, Series A Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series C Stock and Series E Stock.

     B.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series B Stock redeemed shall cease and terminate except the right to receive the applicable Series B Special Liquidation Price as provided herein, and such shares of Series B Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series B Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series B Special Liquidation Price with respect to any Series B Stock, the rights of the holder(s) thereof with respect to such shares of Series B Stock shall continue until the Corporation cures such default.

     B.4(f)(v) Anything contained herein to the contrary notwithstanding, the rights of the Series B Stockholders under this Section B.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series B Stock, Series A Stock, Series D Stock, Series F Stock and Series G Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series B Stock pursuant to this Section B.4(f).

     B.4(f)(vi) Any notice required to be given to the holders of shares of Series B Stock pursuant to Section B.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series B Special Liquidation Price which each Series B Stockholder shall be entitled to receive pursuant to this Section B.4(f) upon the occurrence of a Special Liquidation and
(B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series B Stock the Series B Special Liquidation Price.

     B.5. Redemption.

     The Corporation may, from time to time, be required to redeem shares of Series B Stock subject to and upon the terms and conditions of Section A.5 hereof.

     B.6.    Voting.

     B.6(a) In addition to any other rights provided for herein or by law, the Series B Stockholders shall be entitled to vote, together with the Series A Stockholders, the Series C Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders, the Series G Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series B Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series B Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     B.6(b) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series B Stock then outstanding (determined as set forth in the second sentence of Section B.6(a) hereof), acting separately from the holders of Series A Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series B Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series B Stock other than those shares of Series B Stock issued or issuable pursuant to the Series B Stock Purchase Agreement; (ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series B Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series B Stock pursuant to this Section B.6(b) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock as to dividends, upon Liquidation or redemption, or in any other respect; or (iii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation ranking senior to the Series B Stock as to dividends, upon Liquidation or redemption, or in any other respect, or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation.

     B.6(c) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the Series B Stock, Series A Stock, Series D Stock, Series F Stock and Series G Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series B Stock, as set forth in the second sentence of Section B.6(a) hereof, in the case of the Series A Stock, as set forth in the second sentence of Section A.6(a) hereof, in the case of the Series D Stock, as set forth in the second sentence of Section D.6(a) hereof, in the case of the Series F Stock, as set forth in the second sentence of Section F.6(a) hereof, and in the case of the Series G Stock, as set forth in the second sentence of Section G.6(a) hereof), given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series B Stock, Series A Stock, Series D Stock, Series F Stock and Series G Stock in the manner provided in the By-laws of the Corporation: (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets other than in the ordinary course of its business; (ii) purchase, lease or otherwise acquire all or substantially all of the assets of another entity;
(iii) except as otherwise required by this Restated Certificate and except to the extent otherwise permitted in clause (iv) below, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, securities or property, but excluding any stock dividends or stock splits); (iv) except as otherwise required by this Restated Certificate or in any agreement approved by the Board of Directors with a director, officer, employee, consultant or independent contractor of or to the Corporation providing for the repurchase of any of its capital stock owned by such director, officer, employee, consultant or independent contractor at the option of the Corporation, provided that such agreements are (A) set forth on Schedule 5.2 to the Series A Stock Purchase Agreement, Schedule 4.2 to the Series B Stock Purchase Agreement, Schedule 4.2 to the Series D Stock Purchase Agreement,
Schedule 4.2 to the Series F Stock Purchase Agreement or Schedule 4.2 to the Series G Securities Purchase Agreement, or (B) entered into (1) pursuant to, and upon the exercise of any outstanding stock option granted under, the 1993 Stock Option Plan or any other stock option plan which has been adopted by the Corporation and approved by the Board of Directors and by the holders of at least 66 2/3% of the combined voting power of the Series B Stock, Series A Stock, Series D Stock, Series F Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, and (2) pursuant to the forms of stock option agreements that have been approved by the Board of Directors on or before the date of the Series A Stock Purchase Agreement or a form of stock option agreement under the 1993 Stock Option Plan (or such other plan) that is satisfactory in form and in substance, except for immaterial changes thereto made from time to time by officers of the Corporation, to the Board of Directors and to the holders of at least 66 2/3% of the combined voting power of the Series B Stock, Series A Stock, Series D Stock, Series F Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to Common Stockholders shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights (excluding options to purchase and rights to subscribe for shares of Common Stock or the securities of the Corporation convertible into or exchangeable for shares of Common Stock); (v) merge or consolidate with and into, or permit any subsidiary to merge or consolidate with and into, any other corporation, corporations or other entity or entities; (vi) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation or any debt security or capitalized lease with an equity feature with respect to the capital stock of the Corporation;
(viii) adopt, amend or modify any stock option plan of the Corporation; or (ix) accelerate the vesting schedule or exercise date or dates of any such options or in any stock option agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors, or amend or otherwise modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors.

     B.7.    Conversion.

          B.7(a)(i) Any Series B Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series B Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series B Stock so converted equal to the quotient of the Series B Original Purchase Price for such share divided by the Series B Conversion Price (as defined in Section B.7(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section B.7(c)(ii) hereof.

          B.7(a)(ii) Any Series B Stockholder who exercises the right to convert shares of Series B Stock into shares of Common Stock, pursuant to this Section B.7, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series B Stock pursuant to Section B.3(a) herein, up to and including the Series B Conversion Date (as defined in Section B.7(b)(ii) hereof).

          B.7(b)(i) Any Series B Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section B.7 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series B Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

          B.7(b)(ii) Each Series B Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of

Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series B Conversion Date."

     B.7(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section B.7(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series B Conversion Date.

     B.7(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series B Conversion Date, unless the transfer books of the Corporation are closed on such Series B Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series B Conversion Price shall be that Series B Conversion Price in effect on the Series B Conversion Date.

     B.7(b)(v) Upon conversion of only a portion of the number of shares covered by a Series B Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series B Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series B Stock representing the unconverted number of shares of Series B Stock represented by such Series B Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     B.7(c)(i) If a Series B Stockholder shall surrender more than one share of Series B Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Stock so surrendered.

     B.7(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series B Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series B Conversion Date, as determined in accordance with Section B.7(d)(vii) hereof.

     B.7(d) For all purposes of this Section B.7, the "Series B Conversion Price" with respect to the Series B Stock shall be equal to the Series B Original Purchase Price with respect to each such share of Series B Stock, subject to adjustment from time to time as follows:

     B.7(d)(i) If the Corporation shall, at any time or from time to time after the Series B Conversion Price Original Issuance Date, issue any shares of Common Stock (which term, for purposes of this Section B.7(d), including all subsections thereof, shall be deemed to include all other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, but not limited to, Series B Stock, Series A Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock) or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case other than Excluded Stock), for a consideration per share less than the applicable Series B Conversion Price in effect immediately prior to the issuance of such Common Stock or other securities, the Series B Conversion Price in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section B.7(d)) be lowered to a price equal to the quotient obtained by dividing

          (X) an amount equal to the sum of

               (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section B.7(d)(ii)(D) with respect to then outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities referred to in this clause (1) constitutes Excluded Stock) immediately prior to such issuance multiplied by the Series B Conversion Price in effect immediately prior to such issuance, plus

               (2) the consideration received by the Corporation upon such issuance, by

          (Y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section B.7(d)(ii)(D) with respect to all outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities constitutes Excluded Stock) immediately after such issuance.

     B.7(d)(ii) For the purposes of any adjustment of the Series B Conversion Price pursuant to Section B.7(d)(i), the following provisions shall be applicable:

          B.7(d)(ii)(A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Corporation, determined as provided in Section B.7(d)(ii)(B) hereof, plus the value of any other consideration received by the Corporation determined as set forth in Section B.7(d)(ii)(C) hereof.

          B.7(d)(ii)(B) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of such property other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such property as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section B.7(d)(ii)(A) hereof, and less any other consideration received by the Corporation for such shares, determined as set forth in Section B.7(d)(ii)(C) hereof.

          B.7(d)(ii)(C) In the case of the issuance of Common Stock for consideration in whole or in part other than cash or property, the value of such other consideration shall be deemed to be the fair market value of such other consideration as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such other consideration as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section B.7(d)(ii)(A) hereof and less the fair market value of any property received by the Corporation for such shares, determined as set forth in Section B.7(d)(ii)(B) hereof.

          B.7(d)(ii)(D) In the case of the issuance of options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities:

               B.7(d)(ii)(D)(1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock (said maximum number of shares being that set forth in the instrument relating to such options or rights to subscribe for Common Stock without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections B.7(d)(ii)(A), (B) and (C) hereof), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections B.7(d)(ii)(A), (B) and (C) hereof);

               B.7(d)(ii)(D)(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof (said maximum number of shares being that set forth in the instrument relating to such convertible or exchangeable securities without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections B.7(d)(ii)(A), (B) and (C) hereof);

               B.7(d)(ii)(D)(3) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such options or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the anti-dilution provisions thereof), then the Series B Conversion Price shall automatically be readjusted in proportion to such change; and

               B.7(d)(ii)(D)(4) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Series B Conversion Price shall be automatically readjusted to the Series B Conversion Price that would have obtained had such options, rights or convertible or exchangeable securities not been issued.

     B.7(d)(ii)(E) Anything contained herein to the contrary notwithstanding, the provisions of this Section B.7(d) may be waived in any instance by the holders of a majority in voting power of the shares of Series B Stock then outstanding, by delivery of a written notice of waiver to the Corporation.

     B.7(d)(iii) If the number of shares of Common Stock outstanding at any time after the Series B Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series B Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Stock shall be increased in proportion to such increase in outstanding shares.

     B.7(d)(iv) If, at any time after the Series B Conversion Price Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series B Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Stock shall be decreased in proportion to such decrease in outstanding shares.

     B.7(d)(v) In the event, at any time after the Series B Conversion Price Original Issuance Date, of any Extraordinary Transaction, then the Corporation shall provide appropriate adjustment to the Series B Conversion Price with respect to each share of Series B Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series B Stock redeemed pursuant to Section B.4(f) hereof in connection therewith) such that each share of Series B Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section B.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series B Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section B.7(d)(v) shall similarly apply to successive Extraordinary Transactions.

     B.7(d)(vi) All calculations under this Section B.7(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     B.7(d)(vii) For the purpose of any computation pursuant to Section B.7(c) hereof or this Section B.7(d), the Current Market Price at any date of one share of Common Stock shall be determined in the manner provided in Section A.7(d)(vii) hereof.

     B.7(d)(viii) In any case in which the provisions of this Section B.7(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event

(A) issuing to the holder of any share of Series B Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section B.7(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     B.7(d)(ix) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section B.7, would not fairly protect the conversion rights of the holders of the Series B Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     B.7(e) Whenever the Series B Conversion Price shall be adjusted as provided in Section B.7(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series B Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series B Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series B Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section B.7(f) hereof.

     B.7(f) In the event the Corporation shall propose to take any action of the types described in Section B.7(d)(i), (iii), (iv) or (v) hereof, or any other Event of Sale, the Corporation shall give notice to each Series B Stockholder in the manner set forth in Section B.7(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series B Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series B Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     B.7(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series B Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series B Stockholder in respect of which such shares of Series B Stock are being issued.

     B.7(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series B Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series B Stock.

     B.7(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     B.7(j) Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of 1933, pursuant to which the net proceeds to the Corporation are at least $17,500,000, each share of Series B Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock in which the Series B Stock would be convertible if such conversion were to occur at the time of the public offering of Common Stock. The holder of any shares of Series B Stock converted into Common Stock pursuant to this Section B.7(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series B Conversion Date for purposes of this Section B.7(j).

                 PART C.  SERIES C CONVERTIBLE PREFERRED STOCK

     C.1. Designation and Amount. The designation of this series of capital stock shall be "Series C Convertible Preferred Stock," par value $.0001 per share (the "Series C Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series C Stock shall be as set forth herein. The number of authorized shares of the Series C Stock is 1,000,000.

     C.2. Ranking. The Corporation's Series C Stock shall rank, as to dividends and upon Liquidation, (i) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, the Series G Stock and the Other Parity Stock (but, with respect to Liquidation, only to the extent provided in Section C.4 below),
(ii) pari passu with the Series E Stock and (iii) senior and prior to the Corporation's Common Stock. The Series C Stock, which shall have no redemption rights other than the redemption rights provided for in Section C.4(f) hereof, shall rank, upon any such redemption, (i) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, the Series G Stock and the Other Parity Stock and (ii) pari passu with the Series E Stock.

     C.3.   Dividend Provisions.

     C.3(a) The Series C Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series C Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Whenever any dividend may be declared or paid on any shares of Series C Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series C Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series C Stock then outstanding so that all outstanding shares of Series C Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section C.3(b) hereof).

     C.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series C Stock and in accordance with Section C.3(a) above), each share of Series C Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     C.4.   Liquidation Rights.

     C.4(a) With respect to rights on Liquidation, the Series C Stock shall rank (i) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, the Series G Stock and the Other Parity Stock (but only to the extent provided in this Section C.4), (ii) pari passu with the Series E Stock and (iii) senior and prior to the Corporation's Common Stock.

     C.4(b) In the event of any Liquidation, after payment shall have been made to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof, respectively, and after payment shall have been made to the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders or the Series G Stockholders, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to the Series C Stock, the Series C Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, (pari passu with the rights of the Series E Stockholders to receive payment of their liquidation preference pursuant to Section E.4(b) hereof) an amount per share equal to the Series C Original Purchase Price (as defined in Section J.59 hereof) plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section C.3(a) hereof (the "Series C Liquidation Preference Amount").

     C.4(c) If, upon any Liquidation, after payment shall have been made to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof and after payment shall have been made to the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders or the Series G Stockholders, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders the full amounts to which they shall be entitled pursuant to Section C.4(b) and to pay to the Series E Stockholders the full amounts to which they shall be entitled pursuant to Section E.4(b) hereof, the Series C Stockholders and the Series E Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series C Stock and/or Series E Stock, as the case may be, held by them upon such distribution if all such amounts payable on or with respect to such shares were paid in full.

     C.4(d) In the event of any Liquidation, after payment shall have been made to (x) the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled pursuant to Sections C.4(b) and E.4(b) hereof, respectively, (y) the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof, respectively, and (z) the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (y) above, then with respect to each other class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) ranking on

Liquidation junior to the Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock (in descending order of seniority), the Series C Stockholders, as a class, the Series A Stockholders, as a class, the Series B Stockholders, as a class, the Series D Stockholders, as a class, the Series E Stockholders, as a class, the Series F Stockholders, as a class, the Series G Stockholders, as a class, and the Other Parity Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding, (ii) the Series A Stockholders in an equal amount per share of the Series A Stock then outstanding, (iii) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (iv) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (v) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding, (vi) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (vi) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding and (viii) the Other Parity Stockholders in an amount equal per share of the Other Parity Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders and each class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series C Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series C Stock (pursuant to this Section C.4(d)), the Series A Stock (pursuant to Section A.4(d) hereof), the Series B Stock (pursuant to Section B.4(d) hereof), the Series D Stock (pursuant to Section D.4(d) hereof), the Series E Stock (pursuant to Section E.4(d) hereof), the Series F Stock (pursuant to Section F.4(d) hereof), the Series G Stock (pursuant to Section G.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     C.4(e) In the event of any Liquidation, after payment shall have been made to the Series C Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series E Stockholders, the Series
F Stockholders, the Series G Stockholders and the Other Parity Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series C Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders, the Series G Stockholders and the Other Parity Stockholders shall be entitled to share ratably (calculated with respect to such Series C Stock, Series A Stock, Series B Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Other Parity Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section C.4(e) upon any such Liquidation, each share of Series C Stock, each share of Series A Stock, each share of Series B Stock, each share of Series D Stock, each share of Series E Stock, each of the Series F Stock, each of the Series G Stock and each share of Other Parity Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     C.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale, the Corporation shall (unless waived pursuant to Section C.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series C Stock then outstanding for a cash amount per share determined as set forth herein (the "Series C Special Liquidation Price"), said redemption to occur simultaneously with the redemption of all of the outstanding shares of Series A Stock, Series B Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock pursuant to Sections A.4(f), B.4(f), D.4(f), E.4(f), F.4(f) and G.4(f), respectively, and of all outstanding shares of Other Parity Stock pursuant to the terms thereof, in connection with any such closing. The rights of the Series C Stockholders to receive the Series C Special Liquidation Price pursuant to this Section C.4(f) shall be (x) junior to the rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to Section A.4(f) hereof, the rights of the Series B Stockholders to receive the Series B Special Liquidation Price pursuant to Section B.4(f) hereof, the rights of the Series D Stockholders to receive the Series D Special Liquidation Price pursuant to Section D.4(f), the rights of the Series F Stockholders to receive the Series F Special Liquidation Price pursuant to Section F.4(f), the rights of the Series G Stockholders to receive the Series G Special Liquidation Price pursuant to Section G.4(f) and the rights of the Other Parity Stockholders to receive the Other Parity Stock Special Liquidation Price pursuant to the applicable terms of the Other Parity Stock, and (y) pari passu with the rights of the Series E Stockholders to receive the Series E Special Liquidation Price pursuant to Section E.4(f). For all purposes of this Section C.4(f), the Series C Special Liquidation Price shall be equal to that amount per share which is equal to the Series C Liquidation Preference Amount.

     C.4(f)(ii) At any time on or after the Special Liquidation Date, a Series C Stockholder shall be entitled, subject to the provisions of Section C.4(f)(iii) hereof, to receive the Series C Special Liquidation Price for each such share of Series C Stock owned by such holder. Subject to the provisions of Section C.4(f)(iii) hereof, payment of the Series C Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series C Stock.

     C.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series C Stock, Series A Stock, Series B Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected
(x) first, with respect to such Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders pursuant to Sections A.4(f), B.4(f), D.4(f), F.4(f) and G.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on the Special Liquidation Date) until all of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series C Stock and Series E Stock on a pro rata basis (based upon the amounts which would be payable to the Series C Stockholders and the Series E Stockholders pursuant to this Section C.4(f) and Section E.4(f), respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series C Stock and Series E Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series C Stock and the Series E Stock.

     C.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series C Stock redeemed shall cease and terminate except the right to receive the applicable Series C Special Liquidation Price as provided herein, and such shares of Series C Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series C Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series C Special Liquidation Price with respect to any Series C Stock, the rights of the holder(s) thereof with respect to such shares of Series C Stock shall continue until the Corporation cures such default.

     C.4(f)(v) Anything contained herein to the contrary notwithstanding, (A) the rights of the Series C Stockholders under this Section C.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series C Stock, Series A Stock, Series B Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series C Stock pursuant to this Section C.4(f), and (B) the rights of the Series C Stockholders under this Section C.4(f) shall be deemed to have been automatically waived by the Series C Stockholders (without any action required to be taken by any of the Series C Stockholders) in the event that the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders waive their rights under Sections A.4(f), B.4(f), D.4(f), F.4(f) and G.4(f), respectively.

     C.4(f)(vi) Any notice required to be given to the holders of shares of Series C Stock pursuant to Section C.6(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series C Special Liquidation Price which each Series C Stockholder shall be entitled to receive upon the occurrence of a Special Liquidation and (B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series C Stock the Series C Special Liquidation Price.

     C.5.   Voting.

     C.5(a) In addition to any other rights provided for herein or by law, the Series C Stockholders shall be entitled to vote, together with the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series C Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series C Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     C.5(b) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series C Stock then outstanding (determined as set forth in the second sentence of Section C.5(a) hereof), acting separately from the holders of Series A Stock, Series B Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock, Other Parity Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series C Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series C Stock other than those shares of Series C Stock issued or issuable pursuant to the Series C Stock Purchase Agreement; or (ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series C Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series C Stock pursuant to this Section C.5(b) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock, Series F Stock and the Series G Stock as to dividends, upon Liquidation and in every other respect.

     C.6.  Conversion.

     C.6(a)(i) Any Series C Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series C Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series C Stock so converted equal to the quotient of the Series C Original Purchase Price for such share divided by the Series C Conversion Price (as defined in Section C.6(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section C.6(c)(ii) hereof.

     C.6(a)(ii) Any Series C Stockholder who exercises the right to convert shares of Series C Stock into shares of Common Stock, pursuant to this Section C.6, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series C Stock pursuant to Section C.3(a) herein, up to and including the Series C Conversion Date (as defined in Section C.6(b)(ii) hereof).

     C.6(b)(i) Any Series C Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section C.6 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series C Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

     C.6(b)(ii) Each Series C Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series C Conversion Date."

     C.6(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section C.6(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series C Conversion Date.

     C.6(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series C Conversion Date, unless the transfer books of the Corporation are closed on such Series C Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series C Conversion Price shall be that Series C Conversion Price in effect on the Series C Conversion Date.

     C.6(b)(v) Upon conversion of only a portion of the number of shares covered by a Series C Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series C Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series C Stock representing the unconverted number of shares of Series C Stock represented by such Series C Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     C.6(c)(i) If a Series C Stockholder shall surrender more than one share of Series C Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Stock so surrendered.

     C.6(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series C Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series C Conversion Date, as determined in accordance with Section A.7(d)(vii) hereof.

     C.6(d) For all purposes of this Section C.6, the "Series C Conversion Price" with respect to the Series C Stock shall be equal to the Series C Original Purchase Price with respect to each such share of Series C Stock, subject to adjustment from time to time as follows:

     C.6(d)(i) If the number of shares of Common Stock outstanding at any time after the Series C Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series C Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Stock shall be increased in proportion to such increase in outstanding shares.

     C.6(d)(ii) If, at any time after the Series C Conversion Price Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Stock shall be decreased in proportion to such decrease in outstanding shares.

     C.6(d)(iii) In the event, at any time after the Series C Conversion Price Original Issuance Date, of any Extraordinary Transaction, then the Corporation shall provide appropriate adjustment to the Series C Conversion Price with respect to each share of Series C Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series C Stock redeemed pursuant to Section C.4(f) hereof in connection therewith) such that each share of Series C Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section C.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series C Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section C.6(d)(iii) shall similarly apply to successive Extraordinary Transactions.

     C.6(d)(iv) All calculations under this Section C.6(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     C.6(d)(v) In any case in which the provisions of this Section C.6(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series C Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section C.6(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     C.6(d)(v) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section C.6, would not fairly protect the conversion rights of the holders of the Series C Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     C.6(e) Whenever the Series C Conversion Price shall be adjusted as provided in Section C.6(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series C Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series C Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series C Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section C.6(f) hereof.

     C.6(f) In the event the Corporation shall propose to take any action of the types described in Section C.6(d)(i), (ii) or (iii) hereof, or any other Event of Sale, the Corporation shall give notice to each Series C Stockholder in the manner set forth in Section C.6(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series C Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series C Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     C.6(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series C Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series C Stockholder in respect of which such shares of Series C Stock are being issued.

     C.6(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series C Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series C Stock.

     C.6(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     C.6(j) Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of 1933, each share of Series C Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock in which the Series C Stock would be convertible if such conversion were to occur at the time of the public offering of Common Stock. The holder of any shares of Series C Stock converted into Common Stock pursuant to this Section C.6(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series C Conversion Date for purposes of this Section C.6(j).


                 PART D.  SERIES D CONVERTIBLE PREFERRED STOCK

     D.1. Designation and Amount. The designation of this series of capital stock shall be "Series D Convertible Preferred Stock," par value $.0001 per share (the "Series D Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series D Stock shall be as set forth herein. The number of authorized shares of the Series D Stock is 1,481,482.

     D.2. Ranking. The Corporation's Series D Stock shall rank, as to dividends and upon redemption and Liquidation, (x) pari passu with the Series A Stock, the Series B Stock, the Series F Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but, with respect to Liquidation, only to the extent provided in Section D.4 below) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof and (i) in the case of a change in the relative ranking of the Series D Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking of the Series D Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (iii) in the case of a change in the relative ranking of the Series D Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking of the Series D Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof, provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking of the Series D Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower the ranking of the Series D Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series D Stock then outstanding (determined as set forth in the second sentence of Section D.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series D Stock.

     D.3.    Dividend Provisions.

     D.3(a) The Series D Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series D Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Subject to Section D.4(e)(ii) below, whenever any dividend may be declared or paid on any shares of Series D Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series D Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on: (i) subject to Section D.4(e)(ii) below, any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series D Stock then outstanding so that all outstanding shares of Series D Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section D.3(b) hereof); or (ii) subject to Section D.4(e)(ii) below, any shares of any other series of Preferred Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same or equivalent rate (based on the number of shares of Common Stock into which such other series of Preferred Stock is then convertible, if applicable, or, otherwise, the relative liquidation preference per share, as compared with the Series D Stock then outstanding) and in like kind upon each share of Series D Stock then outstanding, so that all Series D Stock will participate in such dividend ratably with such shares of such other series of Preferred Stock.

     D.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series D Stock and in accordance with Section D.3(a) above), each share of Series D Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     D.4.    Liquidation Rights.

     D.4(a) With respect to rights on Liquidation, the Series D Stock shall rank (x) pari passu with the Series A Stock, the Series B Stock, the Series F Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but only to the extent provided in this Section D.4) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof and (i) in the case of a change in the relative ranking upon Liquidation of the Series D Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking upon Liquidation of the Series D Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (iii) in the case of a change in the relative ranking upon Liquidation of the Series D Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking upon Liquidation of the Series D Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking upon Liquidation of the Series D Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower such ranking of the Series D Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series D Stock then outstanding (determined as set forth in the second sentence of Section D.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series E Stock, the Series F Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series D Stock.

     D.4(b) Subject to Section D.4(e)(ii) hereof, in the event of any Liquidation, the Series D Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, pari passu with the rights of the Series A Stockholders, the Series B Stockholders, the Series F Stockholders and the Series G Stockholders to receive payment of their liquidation preference pursuant to Section A.4(b), Section B.4(b), Section F.4(b) and Section G.4(b) hereof, respectively, but before any payment shall be made to the holders of Series C Stock, Series E Stock, Common Stock or any other class or series of stock ranking on Liquidation junior to such Series D Stock, an amount per share equal to the Series D Original Purchase Price (as defined in Section J.69 hereof), plus 10% per annum thereon, compounded annually, for each share of Series D Stock from the Series D Liquidation Premium Original Issuance Date (as defined in Section J.68 hereof) until the date of Liquidation, plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section D.3(a) hereof.

     D.4(c) Subject to Sections D.4(e)(ii), A.4(e)(ii), B.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) hereof, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series D Stockholders the full amount as to which each of them shall be entitled pursuant to Section D.4(b) above and to pay to the Series A Stockholders, the Series B Stockholders, the Series F Stockholders and the Series G Stockholders the full amount as to which each of them shall be entitled pursuant to Section A.4(b), Section B.4(b), Section F.4(b) and Section G.4(b) hereof, respectively, then the Series D Stockholders, the Series A Stockholders, the Series B Stockholders, the Series F Stockholders and the Series G Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series D Stock, Series A Stock, Series B Stock, Series F Stock and/or Series G Stock, as the case may be, held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     D.4(d) Subject to Sections D.4(e)(ii), A.4(e)(ii), B.4(e)(ii), F.4(e)(ii) and G.4(e)(ii), in the event of any Liquidation, after payment shall have been made to (i) the Series D Stockholders, the Series A Stockholders, the Series B Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections D.4(b), A.4(b), B.4(b), F.4(b) and G.4(b) hereof, respectively, (ii) the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (i) above and (iii) the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled pursuant to Sections C.4(b) and E.4(b) hereof, respectively, then with respect to each other class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) ranking on Liquidation junior to such Series D Stock (in descending order of seniority), the Series D Stockholders, as a class, the Series A Stockholders, as a class, the Series B Stockholders, as a class, the Series F Stockholders, as a class, the Series G Stockholders, as a class, the Other Parity Stockholders, as a class, the Series C Stockholders, as a class, and the Series E Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (ii) the Series A Stockholders in an equal amount per share of the Series A Stock then outstanding, (iii) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (iv) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (v) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding, (vi) the Other Parity Stockholders in an equal amount per share of the Other Parity Stock then outstanding, (vii) the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding and (viii) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series D Stockholders, the Series A Stockholders, the Series B Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) junior to the Series D Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series D Stockholders, the Series A Stockholders, the Series B Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series D Stock (pursuant to this Section D.4(d)), the Series A Stock (pursuant to Section A.4(d) hereof), the Series B Stock (pursuant to Section B.4(d) hereof), the Series F Stock (pursuant to Section F.4(d) hereof), the Series G Stock (pursuant to Section G.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof), the Series C Stock (pursuant to Section C.4(d) hereof), the Series E Stock (pursuant to Section E.4(d) hereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     D.4(e)(i) Subject to Sections D.4(e)(ii), A.4(e)(ii), B.4(e)(ii), F.4(e)(ii) and G.4(e)(ii) hereof, in the event of any Liquidation, after payment shall have been made to the Series D Stockholders, the Series A Stockholders, the Series B Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series D Stockholders, the Series A Stockholders, the Series B Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders shall be entitled to share ratably (calculated with respect to such Series D Stock, Series A Stock, Series B Stock, Series F Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock as provided in the next sentence) with the

Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section D.4(e)(i) upon any such Liquidation, each share of Series D Stock, each share of Series A Stock, each share of Series B Stock, each share of Series F Stock, each share of Series G Stock, each share of any such Other Parity Stock, each share of Series C Stock and each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     D.4(e)(ii) Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate amount received in respect of each share of Series D Stock (and any shares of capital stock or other securities issued in respect thereof) pursuant to Section D.3 above, this Section D.4 and Section A.5 above exceed an amount equal to the greater of (i) $4.00 for each such share, or (ii) the aggregate amount of all payments made by the Corporation pursuant to any of the provisions of this Restated Certificate (regardless of whether such payments consist of dividends, payments made upon Liquidation or any Special Liquidation or payments made upon any redemption pursuant to Section A.5 hereof) in respect of all shares of its capital stock since September 12, 1995 multiplied by a fraction, the numerator of which equals the quotient of the number of shares of Common Stock issuable upon conversion of the Series D Stock then outstanding, rounded up to the nearest one-thousandth of a share, divided by the number of shares of Series D Stock then outstanding, and the denominator of which equals the sum of the number of shares of Common Stock then outstanding, plus the number of shares of Common Stock issuable upon conversion of the Series D Stock, the Series A Stock, the Series B Stock, the Series F Stock, the Series G Stock, any Other Parity Stock, the Series C Stock and the Series E Stock then outstanding, rounded up to the nearest one-thousandth of a share.

     D.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale, the Corporation shall (unless waived pursuant to Section D.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series D Stock then outstanding for a cash amount per share determined as set forth herein (the "Series D Special Liquidation Price"), said redemption to occur simultaneously with the redemption of all of the outstanding shares of Series A Stock, Series B Stock, Series C Stock, Series E Stock, Series F Stock and Series G Stock pursuant to Sections A.4(f), B.4(f), C.4(f), E.4(f), F.4(f) and G.4(f), respectively, and of all outstanding shares of Other Parity Stock pursuant to the applicable terms thereof, in connection with any such closing. The rights of the Series D Stockholders to receive the Series D Special Liquidation Price pursuant to this Section D.4(f) shall be (x) pari passu with the rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to Section A.4(f) hereof, with the rights of the Series B Stockholders to receive the Series B Special Liquidation Price pursuant to Section B.4(f) hereof, with the rights of the Series F Stockholders to receive the Series F Special Liquidation Price pursuant to Section F.4(f) hereof, with the rights of the Series G Stockholders to receive the Series G Special Liquidation Price pursuant to Section G.4(f) hereof, and with the rights of the

Other Parity Stockholders to receive the Other Parity Stock Special Liquidation Price pursuant to the applicable terms of the Other Parity Stock, and (y) senior and prior to the rights of the Series C Stockholders to receive the Series C Special Liquidation Price pursuant to Section C.4(f) and to the rights of the Series E Stockholders to receive the Series E Special Liquidation Price pursuant to Section E.4(f). For all purposes of this Section D.4(f), the Series D Special Liquidation Price shall be equal to that amount per share which would be received by each Series D Stockholder if, in connection with an Event of Sale, all the consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Sections D.4(a) through (e) hereof. To the extent that one or more redemptions (as described in Section A.5 hereof) and a Special Liquidation are occurring concurrently, the Special Liquidation shall be deemed to occur first.

     D.4(f)(ii) At any time on or after the Special Liquidation Date, a Series D Stockholder shall be entitled, subject to the provisions of Section D.4(f)(iii) hereof, to receive the Series D Special Liquidation Price for each such share of Series D Stock owned by such holder. Subject to the provisions of Section D.4(f)(iii) hereof, payment of the Series D Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series D Stock.

     D.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series D Stock, Series A Stock, Series B Stock, Series F Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected
(x) first, with respect to such Series D Stock, Series A Stock, Series B Stock, Series F Stock, Series G Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series D Stockholders, the Series A Stockholders, Series B Stockholders, Series F Stockholders and Series G Stockholders pursuant to this Section D.4(f), Section A.4(f), Section B.4(f), Section F.4(f) and Section G.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series D Stock, Series A Stock, Series B Stock, Series F Stock, Series G Stock and Other Parity Stock on the Special Liquidation Date) until all of the shares of Series D Stock, Series A Stock, Series B Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series C Stock and Series E Stock on a pro rata basis (based upon the amounts which would be payable to each of the Series C Stockholders and Series E Stockholders pursuant to Sections C.4(f) and E.4(f) hereof, respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series C Stock and Series E Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series D Stock, Series A Stock, Series B Stock, Series F Stock, Series G Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series C Stock and Series E Stock.

     D.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series D Stock redeemed shall cease and terminate except the right to receive the applicable Series D Special Liquidation Price as provided herein, and such shares of Series D Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series D Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series D Special Liquidation Price with respect to any Series D Stock, the rights of the holder(s) thereof with respect to such shares of Series D Stock shall continue until the Corporation cures such default.

     D.4(f)(v) Anything contained herein to the contrary notwithstanding, the rights of the Series D Stockholders under this Section D.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series D Stock, Series A Stock, Series B Stock, Series F Stock and Series G Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series D Stock pursuant to this Section D.4(f).

     D.4(f)(vi) Any notice required to be given to the holders of shares of Series D Stock pursuant to Section D.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series D Special Liquidation Price which each Series D Stockholder shall be entitled to receive pursuant to this Section D.4(f) upon the occurrence of a Special Liquidation and
(B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series D Stock the Series D Special Liquidation Price.

     D.5.    Redemption.

     The Corporation may, from time to time, be required to redeem shares of Series D Stock subject to and upon the terms and conditions of Section A.5 hereof.

     D.6.    Voting.

     D.6(a) In addition to any other rights provided for herein or by law, the Series D Stockholders shall be entitled to vote, together with the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series E Stockholders, Series F Stockholders, Series G Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series D Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common

Stock (including fractional shares) into which each such share of Series D Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     D.6(b) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series D Stock then outstanding (determined as set forth in the second sentence of Section D.6(a) hereof), acting separately from the holders of the Series A Stock, Series B Stock, Series C Stock, Series E Stock, Series F Stock, Series G Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series D Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series D Stock other than those shares of Series D Stock issued or issuable pursuant to the Series D Stock Purchase Agreement; (ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series D Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series D Stock pursuant to this Section D.6(b) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock as to dividends, upon Liquidation or redemption, or in any other respect; or (iii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation ranking senior to the Series D Stock as to dividends, upon Liquidation or redemption, or in any other respect, or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation.

     D.6(c) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the Series D Stock, Series A Stock, Series B Stock, Series F Stock and Series G Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series D Stock, as set forth in the second sentence of Section D.6(a) hereof, in the case of the Series A Stock, as set forth in the second sentence of Section A.6(a) hereof, in the case of the Series B Stock, as set forth in the second sentence of Section B.6(a) hereof, in the case of Series F Stock, as set forth in the second sentence of Section F.6(a) hereof and, in the case of the Series G Stock, as set forth in the second sentence of Section G.6(a) hereof), given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series D Stock, Series A Stock, Series B Stock, Series F Stock and Series G Stock, in the manner provided in the By-laws of the Corporation: (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets other than in the ordinary course of its business;
(ii) purchase, lease or
otherwise acquire all or substantially all of the assets of another entity;
(iii) except as otherwise required by this Restated Certificate and except to the extent otherwise permitted in clause (iv) below, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, securities or property, but excluding any stock dividends or stock splits); (iv) except as otherwise required by this Restated Certificate or in any agreement approved by the Board of Directors with a director, officer, employee, consultant or independent contractor of or to the Corporation providing for the repurchase of any of its capital stock owned by such director, officer, employee, consultant or independent contractor at the option of the Corporation, provided that such agreements are (A) set forth on Schedule 5.2 to the Series A Stock Purchase Agreement, Schedule 4.2 to the Series B Stock Purchase Agreement, Schedule 4.2 to the Series D Stock Purchase Agreement,
Schedule 4.2 to the Series F Stock Purchase Agreement or Schedule 4.2 to the Series G Securities Purchase Agreement, or (B) entered into (1) pursuant to, and upon the exercise of any outstanding stock option granted under, the 1993 Stock Option Plan or any other stock option plan which has been adopted by the Corporation and approved by the Board of Directors and by the holders of at least 66 2/3% of the combined voting power of the Series D Stock, Series A Stock, Series B Stock, Series F Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, and (2) pursuant to the forms of stock option agreements that have been approved by the Board of Directors on or before the date of the Series A Stock Purchase Agreement or a form of stock option agreement under the 1993 Stock Option Plan (or such other plan) that is satisfactory in form and in substance, except for immaterial changes thereto made from time to time by officers of the Corporation, to the Board of Directors and to the holders of at least 66 2/3% of the combined voting power of the Series D Stock, Series A Stock, Series B Stock, Series F Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to Common Stockholders shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights (excluding options to purchase and rights to subscribe for shares of Common Stock or the securities of the Corporation convertible into or exchangeable for shares of Common Stock); (v) merge or consolidate with and into, or permit any subsidiary to merge or consolidate with and into, any other corporation, corporations or other entity or entities; (vi) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation or any debt security or capitalized lease with an equity feature with respect to the capital stock of the Corporation; (viii) adopt, amend or modify any stock option plan of the Corporation; or (ix) accelerate the vesting schedule or exercise date or dates of any such options or in any stock option agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors, or amend or otherwise modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors.

     D.7.       Conversion.

     D.7(a)(i) Any Series D Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series D Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series D Stock so converted equal to the quotient of the Series D Original Purchase Price for such share divided by the Series D Conversion Price (as defined in Section D.7(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section D.7(c)(ii) hereof.

     D.7(a)(ii) Any Series D Stockholder who exercises the right to convert shares of Series D Stock into shares of Common Stock, pursuant to this Section D.7, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series D Stock pursuant to Section D.3(a) herein, up to and including the Series D Conversion Date (as defined in Section D.7(b)(ii) hereof).

     D.7(b)(i) Any Series D Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section D.7 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series D Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

     D.7(b)(ii) Each Series D Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series D Conversion Date."

     D.7(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section D.7(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series D Conversion Date.

     D.7(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series D Conversion Date, unless the transfer books of the Corporation are closed on such Series D Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series D Conversion Price shall be that Series D Conversion Price in effect on the Series D Conversion Date.

     D.7(b)(v) Upon conversion of only a portion of the number of shares covered by a Series D Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series D Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series D Stock representing the unconverted number of shares of Series D Stock represented by such Series D Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     D.7(c)(i) If a Series D Stockholder shall surrender more than one share of Series D Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D Stock so surrendered.

     D.7(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series D Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series D Conversion Date, as determined in accordance with Section D.7(d)(vi) hereof.

     D.7(d) For all purposes of this Section D.7, the "Series D Conversion Price" with respect to the Series D Stock shall be equal to the Series D Original Purchase Price with respect to each such share of Series D Stock, subject to adjustment from time to time as follows:

     D.7(d)(i) If the Corporation shall, at any time or from time to time after the Series D Conversion Price Original Issuance Date, issue any shares of Common Stock (which term, for purposes of this Section D.7(d), including all subsections thereof, shall be deemed to include all other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, but not limited to, Series D Stock, Series A Stock, Series B Stock, Series C Stock, Series E Stock, Series F Stock and Series G Stock) or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case other than Excluded Stock), for a consideration per share less than the applicable Series D Conversion Price in effect immediately prior to the issuance of such Common Stock or other securities, the Series D Conversion Price in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section D.7(d)) be lowered to a price equal to the quotient obtained by dividing

     (X)  an amount equal to the sum of

          (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section D.7(d)(ii)(D) with respect to then outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities referred to in this clause (1) constitutes Excluded Stock) immediately prior to such issuance multiplied by the Series D Conversion Price in effect immediately prior to such issuance, plus

          (2) the consideration received by the Corporation upon such issuance,

by

     (Y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section D.7(d)(ii)(D) with respect to all outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities constitutes Excluded Stock) immediately after such issuance.

     D.7(d)(ii) For the purposes of any adjustment of the Series A Conversion Price pursuant to Section D.7(d)(i), the following provisions shall be applicable:

     D.7(d)(ii)(A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Corporation, determined as provided in Section D.7(d)(ii)(B) hereof, plus the value of any other consideration received by the Corporation determined as set forth in Section D.7(d)(ii)(C) hereof.

     D.7(d)(ii)(B) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of such property other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such property as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section D.7(d)(ii)(A) hereof, and less any other consideration received by the Corporation for such shares, determined as set forth in Section D.7(d)(ii)(C) hereof.

     D.7(d)(ii)(C) In the case of the issuance of Common Stock for consideration in whole or in part other than cash or property, the value of such other consideration shall be deemed to be the fair market value of such other consideration as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such other consideration as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section D.7(d)(ii)(A) hereof and less the fair market value of any property received by the Corporation for such shares, determined as set forth in Section D.7(d)(ii)(B) hereof.

     D.7(d)(ii)(D) In the case of the issuance of options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities:

     D.7(d)(ii)(D)(1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock (said maximum number of shares being that set forth in the instrument relating to such options or rights to subscribe for Common Stock without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections D.7(d)(ii)(A), (B) and (C) hereof), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections D.7(d)(ii)(A), (B) and (C) hereof);

     D.7(d)(ii)(D)(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof (said maximum number of shares being that set forth in the instrument relating to such convertible or exchangeable securities without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections D.7(d)(ii)(A),
(B) and (C) hereof);

     D.7(d)(ii)(D)(3) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such options or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the anti-dilution provisions thereof), then the Series D Conversion Price shall automatically be readjusted in proportion to such change; and

     D.7(d)(ii)(D)(4) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Series D Conversion Price shall be automatically readjusted to the Series D Conversion Price that would have obtained had such options, rights or convertible or exchangeable securities not been issued.

     D.7(d)(ii)(E) Anything contained herein to the contrary notwithstanding, the provisions of this Section D.7(d) may be waived in any instance by the holders of a majority in voting power of the shares of Series D Stock then outstanding, by delivery of a written notice of waiver to the Corporation.

     D.7(d)(iii) If the number of shares of Common Stock outstanding at any time after the Series D Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series D Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series D Stock shall be increased in proportion to such increase in outstanding shares.

     D.7(d)(iv) If, at any time after the Series D Conversion Price Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series D Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series D Stock shall be decreased in proportion to such decrease in outstanding shares.

     D.7(d)(v) In the event, at any time after the Series D Conversion Price Original Issuance Date, of any Extraordinary Transaction, then the Corporation shall provide appropriate adjustment to the Series D Conversion Price with respect to each share of Series D Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series D Stock redeemed pursuant to Section D.4(f) hereof in connection therewith) such that each share of Series D Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section D.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series D Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section D.7(d)(v) shall similarly apply to successive Extraordinary Transactions.

     D.7(d)(vi) All calculations under this Section D.7(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     D.7(d)(vii) For the purpose of any computation pursuant to Section D.7(c) hereof or this Section D.7(d), the Current Market Price at any date of one share of Common Stock shall be determined in the manner provided in Section A.7(d)(vii) hereof.

     D.7(d)(viii) In any case in which the provisions of this Section D.7(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series D Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section D.7(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     D.7(d)(ix) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section D.7, would not fairly protect the conversion rights of the holders of the Series D Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     D.7(e) Whenever the Series D Conversion Price shall be adjusted as provided in Section D.7(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series D Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series D Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series D Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section D.7(f) hereof.

     D.7(f) In the event the Corporation shall propose to take any action of the types described in Section D.7(d)(i), (iii), (iv) or (v) hereof, or any other Event of Sale, the Corporation shall give notice to each Series D Stockholder in the manner set forth in Section D.7(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series D Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series D Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     D.7(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series D Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series D Stockholder in respect of which such shares of Series D Stock are being issued.

     D.7(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series D Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series D Stock.

     D.7(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     D.7(j) Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of 1933, pursuant to which the net proceeds to the Corporation are at least $17,500,000, each share of Series D Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock in which the Series D Stock would be convertible if such conversion were to occur at the time of the public offering of Common Stock. The holder of any shares of Series D Stock converted into Common Stock pursuant to this Section D.7(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series D Conversion Date for purposes of this Section D.7(j).

                 PART E.  SERIES E CONVERTIBLE PREFERRED STOCK

     E.1. Designation and Amount. The designation of this series of capital stock shall be "Series E Convertible Preferred Stock," par value $.0001 per share (the "Series E Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series E Stock shall be as set forth herein. The number of authorized shares of the Series E Stock is 1,250,000.

     E.2. Ranking. The Corporation's Series E Stock shall rank, as to dividends and upon Liquidation, (i) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, the Series G Stock and the Other Parity Stock (but, with respect to Liquidation, only to the extent provided in Section
E.4 below), (ii) pari passu with the Series C Stock and (iii) senior and prior to the Corporation's Common Stock. The Series E Stock, which shall have no redemption rights other than the redemption rights provided for in Section E.4(f) hereof, shall rank, upon any such redemption, (i) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, the Series G Stock and the Other Parity Stock and (ii) pari passu with the Series C Stock.

     E.3.   Dividend Provisions.

     E.3(a) The Series E Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series E Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Whenever any dividend may be declared or paid on any shares of Series E Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series E Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series E Stock then outstanding so that all outstanding shares of Series E Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section E.3(b) hereof).

     E.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series E Stock and in accordance with Section E.3(a) above), each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     E.4.   Liquidation Rights.

     E.4(a) With respect to rights on Liquidation, the Series E Stock shall rank (i) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, the Series G Stock and the Other Parity Stock (but only to the extent provided in this Section E.4), (ii) pari passu with the Series C Stock and (iii) senior and prior to the Corporation's Common Stock.

     E.4(b) In the event of any Liquidation, after payment shall have been made to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof, respectively, and after payment shall have been made to the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the Series A Stockholders, the Series B Stockholders, the Series D

Stockholders, the Series F Stockholders or the Series G Stockholders, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to the Series E Stock, the Series E Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, (pari passu with the rights of the Series C Stockholders to receive payment of their liquidation preference pursuant to Section C.4(b) hereof) an amount per share equal to the Series E Original Purchase Price (as defined in Section J.80 hereof) plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section E.3(a) hereof (the "Series E Liquidation Preference Amount").

     E.4(c) If, upon any Liquidation, after payment shall have been made to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof and after payment shall have been made to the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders or the Series G Stockholders, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series E Stockholders the full amounts to which they shall be entitled pursuant to Section E.4(b) and to pay to the Series C Stockholders the full amounts to which they shall be entitled pursuant to Section C.4(b) hereof, the Series E Stockholders and the Series C Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series E Stock and/or Series C Stock, as the case may be, held by them upon such distribution if all such amounts payable on or with respect to such shares were paid in full.

     E.4(d) In the event of any Liquidation, after payment shall have been made to (x) the Series E Stockholders and the Series C Stockholders of the full amount to which they shall be entitled pursuant to Sections E.4(b) and C.4(b) hereof, respectively, (y) the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections A.4(b), B.4(b), D.4(b), F.4(b) and G.4(b) hereof, respectively, and (z) the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (y) above, then with respect to each other class or series of capital stock (other than the Series E Stock, the Series C Stock and the Common Stock) ranking on Liquidation junior to the Series A Stock, Series B Stock, Series D Stock, Series F Stock and Series G Stock (in descending order of seniority), the Series E Stockholders, as a class, the Series A Stockholders, as a class, the Series B Stockholders, as a class, the Series C Stockholders, as a class, the Series D Stockholders, as a class, the Series F Stockholders, as a class, the Series G Stockholders, as a class, and the Other Parity Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding, (ii) the Series A Stockholders in an equal amount per share of the Series A Stock then outstanding, (iii) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (iv) the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding, (v) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (vi) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (vii) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding and (viii) the Other Parity Stockholders in an equal amount per share of the Other Parity Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series E Stockholders, the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders and each class or series of capital stock (other than the Series E Stock, the Series C Stock and the Common Stock) junior to the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series E Stockholders, the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series E Stock (pursuant to this Section E.4(d)), the Series A Stock (pursuant to Section A.4(d) hereof), the Series B Stock (pursuant to Section B.4(d) hereof), the Series C Stock (pursuant to Section C.4(d) hereof), the Series D Stock (pursuant to Section D.4(d) hereof), the Series F Stock (pursuant to Section F.4(d) hereof), the Series G Stock (pursuant to Section G.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     E.4(e) In the event of any Liquidation, after payment shall have been made to the Series E Stockholders, the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series
F Stockholders, the Series G Stockholders and the Other Parity Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series E Stockholders, the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series F
Stockholders, the Series G Stockholders and the Other Parity Stockholders shall be entitled to share ratably (calculated with respect to such Series E Stock, Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section E.4(e) upon any such Liquidation, each share of Series E Stock, each share of Series A Stock, each share of Series B Stock, each share of Series C Stock, each share of Series D Stock, each share of Series F Stock, each share of Series G Stock and each share of Other Parity Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     E.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale, the Corporation shall (unless waived pursuant to Section E.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series E Stock then outstanding for a cash amount per share determined as set forth herein (the "Series E Special Liquidation Price"), said redemption to occur simultaneously with the redemption of all of the outstanding shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series F Stock and Series G Stock pursuant to Sections A.4(f), B.4(f), C.4(f), D.4(f), F.4(f) and G.4(f), respectively, and of all outstanding shares of Other Parity Stock pursuant to the terms thereof, in connection with any such closing. The rights of the Series E Stockholders to receive the Series E Special Liquidation Price pursuant to this Section E.4(f) shall be (x) junior to the rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to Section A.4(f) hereof, the rights of the Series B Stockholders to receive the Series B Special Liquidation Price pursuant to Section B.4(f) hereof, the rights of the Series D Stockholders to receive the Series D Special Liquidation Price pursuant to Section D.4(f), the rights of the Series F Stockholders to receive the Series F Special Liquidation Price pursuant to Section F.4(f) hereof, the rights of the Series G Stockholders to receive the Series G Special Liquidation Price pursuant to Section G.4(f) hereof and the rights of the Other Parity Stockholders to receive the Other Parity Stock Special Liquidation Price pursuant to the applicable terms of the Other Parity Stock, and (y) pari passu with the rights of the Series C Stockholders to receive the Series C Special Liquidation Price pursuant to Section C.4(f). For all purposes of this Section E.4(f), the Series E Special Liquidation Price shall be equal to that amount per share which is equal to the Series E Liquidation Preference Amount.

     E.4(f)(ii) At any time on or after the Special Liquidation Date, a Series E Stockholder shall be entitled, subject to the provisions of Section E.4(f)(iii) hereof, to receive the Series E Special Liquidation Price for each such share of Series E Stock owned by such holder. Subject to the provisions of Section E.4(f)(iii) hereof, payment of the Series E Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series E Stock.

     E.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series E Stock, Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected (x) first, with respect to such Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G Stockholders pursuant to Sections A.4(f), B.4(f), D.4(f), F.4(f) and G.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock on the Special Liquidation Date) until all of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series E Stock and Series C Stock on a pro rata basis (based upon the amounts which would be payable to the Series E Stockholders and the Series C Stockholders pursuant to this Section E.4(f) and Section C.4(f), respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series E Stock and Series C Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series A Stock, Series B Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series E Stock and Series C Stock.

     E.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series E Stock redeemed shall cease and terminate except the right to receive the applicable Series E Special Liquidation Price as provided herein, and such shares of Series E Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series E Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series E Special Liquidation Price with respect to any Series E Stock, the rights of the holder(s) thereof with respect to such shares of Series E Stock shall continue until the Corporation cures such default.

     E.4(f)(v) Anything contained herein to the contrary notwithstanding, (A) the rights of the Series E Stockholders under this Section E.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series E Stock, Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series F Stock, Series G Stock and Other Parity Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series E Stock pursuant to this Section E.4(f), and (B) the rights of the Series E Stockholders under this Section E.4(f) shall be deemed to have been automatically waived by the Series E Stockholders (without any action required to be taken by any of the Series E Stockholders) in the event that the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders and the Series G

Stockholders waive their rights under Sections A.4(f), B.4(f), D.4(f), F.4(f) and G.4(f), respectively.

     E.4(f)(vi) Any notice required to be given to the holders of shares of Series E Stock pursuant to Section E.6(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series E Special Liquidation Price which each Series E Stockholder shall be entitled to receive upon the occurrence of a Special Liquidation and (B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series E Stock the Series E Special Liquidation Price.

     E.5.   Voting.

     E.5(a) In addition to any other rights provided for herein or by law, the Series E Stockholders shall be entitled to vote, together with the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series F Stockholders, the Series G Stockholders, the Other Parity Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series E Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series E Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     E.5(b) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series E Stock then outstanding (determined as set forth in the second sentence of Section E.5(a) hereof), acting separately from the holders of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series F Stock, Series G Stock, Other Parity Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series E Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series E Stock other than those shares of Series E Stock issued or issuable pursuant to the Series E Stock Purchase Agreement; or (ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series E Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series E Stock pursuant to this Section E.5(b) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock as to dividends, upon Liquidation and in every other respect.

     E.6.    Conversion.

     E.6(a)(i) Any Series E Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series E Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series E Stock so converted equal to the quotient of the Series E Original Purchase Price for such share divided by the Series E Conversion Price (as defined in Section E.6(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section E.6(c)(ii) hereof.

     E.6(a)(ii) Any Series E Stockholder who exercises the right to convert shares of Series E Stock into shares of Common Stock, pursuant to this Section E.6, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series E Stock pursuant to Section E.3(a) herein, up to and including the Series E Conversion Date (as defined in Section E.6(b)(ii) hereof).

     E.6(b)(i) Any Series E Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section E.6 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series E Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

     E.6(b)(ii) Each Series E Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series E Conversion Date."

     E.6(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section E.6(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series E Conversion Date.

     E.6(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series E Conversion Date, unless the transfer books of the Corporation are closed on such Series E Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series E Conversion Price shall be that Series E Conversion Price in effect on the Series E Conversion Date.

     E.6(b)(v) Upon conversion of only a portion of the number of shares covered by a Series E Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series E Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series E Stock representing the unconverted number of shares of Series E Stock represented by such Series E Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     E.6(c)(i) If a Series E Stockholder shall surrender more than one share of Series E Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series E Stock so surrendered.

     E.6(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series E Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series E Conversion Date, as determined in accordance with Section A.7(d)(vii) hereof.

     E.6(d) For all purposes of this Section E.6, the "Series E Conversion Price" with respect to the Series E Stock shall be equal to the Series E Original Purchase Price with respect to each such share of Series E Stock, subject to adjustment from time to time as follows:

     E.6(d)(i) If the number of shares of Common Stock outstanding at any time after the Series E Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series E Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series E Stock shall be increased in proportion to such increase in outstanding shares.

     E.6(d)(ii) If, at any time after the Series E Conversion Price Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series E Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series E Stock shall be decreased in proportion to such decrease in outstanding shares.

     E.6(d)(iii) In the event, at any time after the Series E Conversion Price Original Issuance Date, of any Extraordinary Transaction, then the Corporation shall provide appropriate adjustment to the Series E Conversion Price with respect to each share of Series E Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series E Stock redeemed pursuant to Section E.4(f) hereof in connection therewith) such that each share of Series E Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section E.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series E Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section E.6(d)(iii) shall similarly apply to successive Extraordinary Transactions.

     E.6(d)(iv) All calculations under this Section E.6(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     E.6(d)(v) In any case in which the provisions of this Section E.6(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event
(A) issuing to the holder of any share of Series E Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section E.6(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     E.6(d)(v) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section E.6, would not fairly protect the conversion rights of the holders of the Series E Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     E.6(e) Whenever the Series E Conversion Price shall be adjusted as provided in Section E.6(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series E Stock or at such other place as may be designated by the

Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series E Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series E Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section E.6(f) hereof.

     E.6(f) In the event the Corporation shall propose to take any action of the types described in Section E.6(d)(i), (ii) or (iii) hereof, or any other Event of Sale, the Corporation shall give notice to each Series E Stockholder in the manner set forth in Section E.6(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series E Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series E Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     E.6(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series E Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series E Stockholder in respect of which such shares of Series E Stock are being issued.

     E.6(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series E Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series E Stock.

     E.6(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     E.6(j) Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of

1933, each share of Series E Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock in which the Series E Stock would be convertible if such conversion were to occur at the time of the public offering of Common Stock. The holder of any shares of Series E Stock converted into Common Stock pursuant to this Section E.6(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series E Conversion Date for purposes of this Section E.6(j).


                 PART F.  SERIES F CONVERTIBLE PREFERRED STOCK

     F.1. Designation and Amount. The designation of this series of capital stock shall be "Series F Convertible Preferred Stock," par value $.0001 per share (the "Series F Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series F Stock shall be as set forth herein. The number of authorized shares of the Series F Stock is 1,638,335.

     F.2. Ranking. The Corporation's Series F Stock shall rank, as to dividends and upon redemption and Liquidation, (x) pari passu with the Series A Stock, the Series B Stock, the Series D Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but, with respect to Liquidation, only to the extent provided in Section F.4 below) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof and (i) in the case of a change in the relative ranking of the Series F Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking of the Series F Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (iii) in the case of a change in the relative ranking of the Series F Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof or (iv) in the case of a change in the relative ranking of the Series F Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section
G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking of the Series F Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower the ranking of the Series F Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series F Stock then outstanding (determined as set forth in the second sentence of Section F.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series F Stock.

     F.3.    Dividend Provisions.

     F.3(a) The Series F Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series F Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Subject to Section F.4(e)(ii) below, whenever any dividend may be declared or paid on any shares of Series F Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series F Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on: (i) subject to Section F.4(e)(ii) below, any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series F Stock then outstanding so that all outstanding shares of Series F Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section F.3(b) hereof); or (ii) subject to Section F.4(e)(ii) below, any shares of any other series of Preferred Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same or equivalent rate (based on the number of shares of Common Stock into which such other series of Preferred Stock is then convertible, if applicable, or, otherwise, the relative liquidation preference per share, as compared with the Series F Stock then outstanding) and in like kind upon each share of Series F Stock then outstanding, so that all Series F Stock will participate in such dividend ratably with such shares of such other series of Preferred Stock.

     F.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series F Stock and in accordance with Section F.3(a) above), each share of Series F Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     F.4.    Liquidation Rights.

     F.4(a) With respect to rights on Liquidation, the Series F Stock shall rank (x) pari passu with the Series A Stock, the Series B Stock, the Series D Stock and the Series G Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but only to the extent provided in this Section F.4) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof and (i) in the case of a change in the relative ranking upon Liquidation of the Series F Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking upon Liquidation of the Series F Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (iii) in the case of a change in the relative ranking upon Liquidation of the Series F Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section F.6 hereof or (iv) in the case of a change in the relative ranking upon Liquidation of the Series F Stock and the Series G Stock, as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking upon Liquidation of the Series F Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series G Stock and the Common Stock) may be changed or altered so as to lower such ranking of the Series F Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series F Stock then outstanding (determined as set forth in the second sentence of Section F.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series G Stock and the Common Stock) being required to lower such ranking of the Series F Stock.

     F.4(b) Subject to Section F.4(e)(ii) hereof, in the event of any Liquidation, the Series F Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, pari passu with the rights of the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series G Stockholders to receive payment of their liquidation preference pursuant to Section A.4(b), Section B.4(b), Section D.4(b) and Section G.4(b) hereof, respectively, but before any payment shall be made to the holders of Series C Stock, Series E Stock, Common Stock or any other class or series of stock ranking on Liquidation junior to such Series F Stock, an amount per share equal to the Series F Original Purchase Price (as defined in Section J.90 hereof), plus 10% per annum thereon, compounded annually, for each share of

Series F Stock from the Series F Liquidation Premium Original Issuance Date (as defined in Section J.89 hereof) until the date of Liquidation, plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section F.3(a) hereof.

     F.4(c) Subject to Sections F.4(e)(ii), A.4(e)(ii), B.4(e)(ii), D.4(e)(ii) and G.4(e)(ii) hereof, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series F Stockholders the full amount as to which each of them shall be entitled pursuant to Section F.4(b) above and to pay to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series G Stockholders the full amount as to which each of them shall be entitled pursuant to Section A.4(b), Section B.4(b), Section D.4(b), Section G.4(b) and Section F.4(b) hereof, respectively, then the Series F Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series G Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series F Stock, Series A Stock, Series B Stock, Series D Stock and/or Series G Stock, as the case may be, held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     F.4(d) Subject to Sections F.4(e)(ii), A.4(e)(ii), B.4(e)(ii), D.4(e)(ii) and G.4(e)(ii), in the event of any Liquidation, after payment shall have been made to (i) the Series F Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series G Stockholders of the full amount to which they shall be entitled pursuant to Sections F.4(b), A.4(b), B.4(b), D.4(b) and G.4(b) hereof, respectively, (ii) the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (i) above and (iii) the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled pursuant to Sections C.4(b) and E.4(b) hereof, respectively, then with respect to each other class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) ranking on Liquidation junior to such Series F Stock (in descending order of seniority), the Series F Stockholders, as a class, the Series A Stockholders, as a class, the Series B Stockholders, as a class, the Series D Stockholders, as a class, the Series G Stockholders, as a class, the Other Parity Stockholders, as a class, the Series C Stockholders, as a class, and the Series E Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (ii) the Series A Stockholders in an equal amount per share of the Series A Stock then outstanding, (iii) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (iv) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (v) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding, (vi) the Other Parity Stockholders in an equal amount per share of the Other Parity Stock then outstanding, (vii) the Series C

Stockholders in an equal amount per share of the Series C Stock then outstanding and (viii) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series F Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) junior to the Series F Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series F Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series G Stockholders the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series F Stock (pursuant to this Section F.4(d)), the Series A Stock (pursuant to Section A.4(d) hereof), the Series B Stock (pursuant to Section B.4(d) hereof), the Series D Stock (pursuant to Section D.4(d) hereof), the Series G Stock (pursuant to Section G.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof), the Series C Stock (pursuant to Section C.4(d) hereof), the Series E Stock (pursuant to Section E.4(d) hereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     F.4(e)(i) Subject to Sections F.4(e)(ii), A.4(e)(ii), B.4(e)(ii), D.4(e)(ii) and G.4(e)(ii) hereof, in the event of any Liquidation, after payment shall have been made to the Series F Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series F Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series G Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders shall be entitled to share ratably (calculated with respect to such Series F Stock, Series A Stock, Series B Stock, Series D Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section F.4(e)(i) upon any such Liquidation, each share of Series F Stock, each share of Series A Stock, each share of Series B Stock, each share of Series D Stock, each share of Series G Stock, each share of any such Other Parity Stock, each share of Series C Stock and each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     F.4(e)(ii) Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate amount received in respect of each share of Series F Stock (and any shares of capital stock or other securities issued in respect thereof) pursuant to Section F.3 above, this Section F.4 and Section A.5 above exceed an amount equal to the greater of (i) $4.00 for each such share, or (ii) the aggregate amount of all payments made by the Corporation pursuant to any of the provisions of this Restated Certificate (regardless of whether such payments consist of dividends, payments made upon Liquidation or any Special Liquidation or payments made upon any redemption pursuant to Section A.5 hereof) in respect of all shares of its capital stock since February 29, 1996 multiplied by a fraction, the numerator of which equals the quotient of the number of shares of Common Stock issuable upon conversion of the Series F Stock then outstanding, rounded up to the nearest one-thousandth of a share, divided by the number of shares of Series F Stock then outstanding, and the denominator of which equals the sum of the number of shares of Common Stock then outstanding, plus the number of shares of Common Stock issuable upon conversion of the Series F Stock, the Series A Stock, the Series B Stock, the Series D Stock, the Series G Stock, any Other Parity Stock, the Series C Stock and the Series E Stock then outstanding, rounded up to the nearest one-thousandth of a share.

     F.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale, the Corporation shall (unless waived pursuant to Section F.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series F Stock then outstanding for a cash amount per share determined as set forth herein (the "Series F Special Liquidation Price"), said redemption to occur simultaneously with the redemption of all of the outstanding shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and Series G Stock pursuant to Sections A.4(f), B.4(f), C.4(f), D.4(f), E.4(f) and G.4(f), respectively, and of all outstanding shares of Other Parity Stock pursuant to the applicable terms thereof, in connection with any such closing. The rights of the Series F Stockholders to receive the Series F Special Liquidation Price pursuant to this Section F.4(f) shall be (x) pari passu with the rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to Section A.4(f) hereof, with the rights of the Series B Stockholders to receive the Series B Special Liquidation Price pursuant to Section B.4(f) hereof, with the rights of the Series D Stockholders to receive the Series D Special Liquidation Price pursuant to Section D.4(f) hereof, with the rights of the Series G Stockholders to receive the Series G Special Liquidation Price pursuant to Section G.4(f) hereof and with the rights of the Other Parity Stockholders to receive the Other Parity Stock Special Liquidation Price pursuant to the applicable terms of the Other Parity Stock, and (y) senior and prior to the rights of the Series C Stockholders to receive the Series C Special Liquidation Price pursuant to Section C.4(f) and to the rights of the Series E Stockholders to receive the Series E Special Liquidation Price pursuant to Section E.4(f). For all purposes of this Section F.4(f), the Series F Special Liquidation Price shall be equal to that amount per share which would be received by each Series F Stockholder if, in connection with an Event of Sale, all the consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Sections F.4(a) through (e) hereof. To the extent that one or more redemptions (as described in Section A.5 hereof) and a Special Liquidation are occurring concurrently, the Special Liquidation shall be deemed to occur first.

     F.4(f)(ii) At any time on or after the Special Liquidation Date, a Series F Stockholder shall be entitled, subject to the provisions of Section F.4(f)(iii) hereof, to receive the Series F Special Liquidation Price for each such share of Series F Stock owned by such holder. Subject to the provisions of Section F.4(f)(iii) hereof, payment of the Series F Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series F Stock.

     F.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series F Stock, Series A Stock, Series B Stock, Series D Stock, Series G Stock, Other Parity Stock, Series C Stock and Series E Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected
(x) first, with respect to such Series F Stock, Series A Stock, Series B Stock, Series D Stock, Series G Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series F Stockholders, the Series A Stockholders, Series B Stockholders, Series D Stockholders and Series G Stockholders pursuant to this Section F.4(f), Section A.4(f), Section B.4(f), Section D.4(f) and Section G.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series F Stock, Series A Stock, Series B Stock, Series D Stock, Series G Stock and Other Parity Stock on the Special Liquidation Date) until all of the shares of Series F Stock, Series A Stock, Series B Stock, Series D Stock, Series G Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series C Stock and Series E Stock on a pro rata basis (based upon the amounts which would be payable to each of the Series C Stockholders and Series E Stockholders pursuant to Sections C.4(f) and E.4(f) hereof, respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series C Stock and Series E Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series F Stock, Series A Stock, Series B Stock, Series D Stock, Series G Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series C Stock and Series E Stock.

     F.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series F Stock redeemed shall cease and terminate except the right to receive the applicable Series F Special Liquidation Price as provided herein, and such shares of Series F Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series F Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series F Special Liquidation Price with respect to any Series F Stock, the rights of the holder(s) thereof with respect to such shares of Series F Stock shall continue until the Corporation cures such default.

     F.4(f)(v) Anything contained herein to the contrary notwithstanding, the rights of the Series F Stockholders under this Section F.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series F Stock, Series A Stock, Series B Stock, Series D Stock and Series G Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series F Stock pursuant to this Section F.4(f).

     F.4(f)(vi) Any notice required to be given to the holders of shares of Series F Stock pursuant to Section F.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series F Special Liquidation Price which each Series F Stockholder shall be entitled to receive pursuant to this Section F.4(f) upon the occurrence of a Special Liquidation and
(B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series F Stock the Series F Special Liquidation Price.

     F.5.    Redemption.

     The Corporation may, from time to time, be required to redeem shares of Series F Stock subject to and upon the terms and conditions of Section A.5 hereof.

     F.6. Voting.

     F.6(a) In addition to any other rights provided for herein or by law, the Series F Stockholders shall be entitled to vote, together with the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series E Stockholders, the Series G Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series F Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series F Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     F.6(b) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series F Stock then outstanding (determined as set forth in the second sentence of Section F.6(a) hereof), acting separately from the holders of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series G Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series F Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series F Stock other than those shares of Series F Stock issued or issuable pursuant to the Series F Stock Purchase Agreement; (ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series F Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series F Stock pursuant to this Section F.6(b) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock and the Series G Stock as to dividends, upon Liquidation or redemption, or in any other respect; or (iii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation ranking senior to the Series F Stock as to dividends, upon Liquidation or redemption, or in any other respect, or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation.

     F.6(c) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the Series F Stock, Series A Stock, Series B Stock, Series D Stock and Series G Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series F Stock, as set forth in the second sentence of Section F.6(a) hereof, in the case of the Series A Stock, as set forth in the second sentence of Section A.6(a) hereof, in the case of the Series B Stock, as set forth in the second sentence of Section B.6(a) hereof, in the case of the Series D Stock, as set forth in the second sentence of Section D.6(a) hereof), and in the case of the Series G Stock, as set forth in the second sentence of Section G.6(a) hereof), given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series F Stock, Series A Stock, Series B Stock, Series D Stock and Series G Stock, in the manner provided in the By-laws of the Corporation:
(i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets other than in the ordinary course of its business; (ii) purchase, lease or otherwise acquire all or substantially all of the assets of another entity; (iii) except as otherwise required by this Restated Certificate and except to the extent otherwise permitted in clause (iv) below, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, securities or property, but excluding any stock dividends or stock splits); (iv) except as otherwise required by this Restated Certificate or in any agreement approved by the Board of Directors with a director, officer, employee, consultant or independent contractor of or to the Corporation providing for the repurchase of any of its capital stock owned by such director, officer, employee, consultant or independent contractor at the option of the Corporation, provided that such agreements are (A) set forth on Schedule 5.2 to the

Series A Stock Purchase Agreement, Schedule 4.2 to the Series B Stock
Purchase Agreement, Schedule 4.2 to the Series D Stock Purchase Agreement,
Schedule 4.2 to the Series F Stock Purchase Agreement or Schedule 4.2 to the Series G Securities Purchase Agreement, or (B) entered into (1) pursuant to, and upon the exercise of any outstanding stock option granted under, the 1993 Stock Option Plan or any other stock option plan which has been adopted by the Corporation and approved by the Board of Directors and by the holders of at least 66 2/3% of the combined voting power of the Series F Stock, Series A Stock, Series B Stock, Series D Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, and (2) pursuant to the forms of stock option agreements that have been approved by the Board of Directors on or before the date of the Series A Stock Purchase Agreement or a form of stock option agreement under the 1993 Stock Option Plan (or such other plan) that is satisfactory in form and in substance, except for immaterial changes thereto made from time to time by officers of the Corporation, to the Board of Directors and to the holders of at least 66 2/3% of the combined voting power of the Series F Stock, Series A Stock, Series B Stock, Series D Stock and Series G Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to Common Stockholders shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights (excluding options to purchase and rights to subscribe for shares of Common Stock or the securities of the Corporation convertible into or exchangeable for shares of Common Stock); (v) merge or consolidate with and into, or permit any subsidiary to merge or consolidate with and into, any other corporation, corporations or other entity or entities; (vi) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation or any debt security or capitalized lease with an equity feature with respect to the capital stock of the Corporation; (viii) adopt, amend or modify any stock option plan of the Corporation; or (ix) accelerate the vesting schedule or exercise date or dates of any such options or in any stock option agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors, or amend or otherwise modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors.

     F.7.    Conversion.

     F.7(a)(i) Any Series F Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series F Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series F Stock so converted equal to the quotient of the Series F Original Purchase Price for such share divided by the Series F Conversion Price (as defined in Section F.7(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section F.7(c)(ii) hereof.

     F.7(a)(ii) Any Series F Stockholder who exercises the right to convert shares of Series F Stock into shares of Common Stock, pursuant to this Section F.7, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series F Stock pursuant to Section F.3(a) herein, up to and including the Series F Conversion Date (as defined in Section F.7(b)(ii) hereof).

     F.7(b)(i) Any Series F Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section F.7 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series F Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

     F.7(b)(ii) Each Series F Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series F Conversion Date."

     F.7(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section F.7(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series F Conversion Date.

     F.7(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series F Conversion Date, unless the transfer books of the Corporation are closed on such Series F Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series F Conversion Price shall be that Series F Conversion Price in effect on the Series F Conversion Date.

     F.7(b)(v) Upon conversion of only a portion of the number of shares covered by a Series F Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series F Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series F Stock representing the unconverted number of shares of Series F Stock represented by such Series F Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     F.7(c)(i) If a Series F Stockholder shall surrender more than one share of Series F Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series F Stock so surrendered.

     F.7(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series F Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series F Conversion Date, as determined in accordance with Section F.7(d)(vii) hereof.

     F.7(d) For all purposes of this Section F.7, the "Series F Conversion Price" with respect to the Series F Stock shall be equal to the Series F Original Purchase Price with respect to each such share of Series F Stock, subject to adjustment from time to time as follows:

     F.7(d)(i) If the Corporation shall, at any time or from time to time after the Series F Conversion Price Original Issuance Date, issue any shares of Common Stock (which term, for purposes of this Section F.7(d), including all subsections thereof, shall be deemed to include all other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, but not limited to, Series F Stock, Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and Series G Stock) or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case other than Excluded Stock), for a consideration per share less than the applicable Series F Conversion Price in effect immediately prior to the issuance of such Common Stock or other securities, the Series F Conversion Price in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section F.7(d)) be lowered to a price equal to the quotient obtained by dividing

         (X) an amount equal to the sum of

     (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section F.7(d)(ii)(D) with respect to then outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities referred to in this clause (1) constitutes Excluded Stock) immediately prior to such issuance multiplied by the Series F Conversion Price in effect immediately prior to such issuance, plus

     (2) the consideration received by the Corporation upon such issuance,

by

     (Y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section F.7(d)(ii)(D) with respect to all outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities constitutes Excluded Stock) immediately after such issuance.

     F.7(d)(ii) For the purposes of any adjustment of the Series A Conversion Price pursuant to Section F.7(d)(i), the following provisions shall be applicable:

     F.7(d)(ii)(A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Corporation, determined as provided in Section F.7(d)(ii)(B) hereof, plus the value of any other consideration received by the Corporation determined as set forth in Section F.7(d)(ii)(C) hereof.

     F.7(d)(ii)(B) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of such property other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such property as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section F.7(d)(ii)(A) hereof, and less any other consideration received by the Corporation for such shares, determined as set forth in Section F.7(d)(ii)(C) hereof.

     F.7(d)(ii)(C) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash or property, the value of such other consideration shall be deemed to be the fair market value of such other consideration as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such other consideration as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section F.7(d)(ii)(A) hereof and less the fair market value of any property received by the Corporation for such shares, determined as set forth in Section F.7(d)(ii)(B) hereof.

     F.7(d)(ii)(D) In the case of the issuance of options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities:

     F.7(d)(ii)(D)(1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock (said maximum number of shares being that set forth in the instrument relating to such options or rights to subscribe for Common Stock without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections F.7(d)(ii)(A), (B) and (C) hereof), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections F.7(d)(ii)(A), (B) and (C) hereof);

     F.7(d)(ii)(D)(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof (said maximum number of shares being that set forth in the instrument relating to such convertible or exchangeable securities without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections F.7(d)(ii)(A),
(B) and (C) hereof);

     F.7(d)(ii)(D)(3) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such options or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the anti-dilution provisions thereof), then the Series F Conversion Price shall automatically be readjusted in proportion to such change; and

     F.7(d)(ii)(D)(4) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Series F Conversion Price shall be automatically readjusted to the Series F Conversion Price that would have obtained had such options, rights or convertible or exchangeable securities not been issued.

     F.7(d)(ii)(E) Anything contained herein to the contrary notwithstanding, the provisions of this Section F.7(d) may be waived in any instance by the holders of a majority in voting power of the shares of Series F Stock then outstanding, by delivery of a written notice of waiver to the Corporation.

     F.7(d)(iii) If the number of shares of Common Stock outstanding at any time after the Series F Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series F Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series F Stock shall be increased in proportion to such increase in outstanding shares.

     F.7(d)(iv) If, at any time after the Series F Conversion Price Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series F Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series F Stock shall be decreased in proportion to such decrease in outstanding shares.

     F.7(d)(v) In the event, at any time after the Series F Conversion Price Original Issuance Date, of any Extraordinary Transaction, then the Corporation shall provide appropriate adjustment to the Series F Conversion Price with respect to each share of Series F Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series F Stock redeemed pursuant to Section F.4(f) hereof in connection therewith) such that each share of Series F Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section F.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series F Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section F.7(d)(v) shall similarly apply to successive Extraordinary Transactions.

     F.7(d)(vi) All calculations under this Section F.7(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     F.7(d)(vii) For the purpose of any computation pursuant to Section F.7(c) hereof or this Section F.7(d), the Current Market Price at any date of one share of Common Stock shall be determined in the manner provided in Section A.7(d)(vii) hereof.

     F.7(d)(viii) In any case in which the provisions of this Section F.7(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series F Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section F.7(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     F.7(d)(ix) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section F.7, would not fairly protect the conversion rights of the holders of the Series F Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     F.7(e) Whenever the Series F Conversion Price shall be adjusted as provided in Section F.7(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series F Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series F Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series F Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section F.7(f) hereof.

     F.7(f) In the event the Corporation shall propose to take any action of the types described in Section F.7(d)(i), (iii), (iv) or (v) hereof, or any other Event of Sale, the Corporation shall give notice to each Series F Stockholder in the manner set forth in Section F.7(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series F Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series F Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     F.7(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series F Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series F Stockholder in respect of which such shares of Series F Stock are being issued.

     F.7(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series F Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series F Stock.

     F.7(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     F.7(j) Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of 1933, pursuant to which the net proceeds to the Corporation are at least $17,500,000, each share of Series F Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock in which the Series F Stock would be convertible if such conversion were to occur at the time of the public offering of Common Stock. The holder of any shares of Series F Stock converted into Common Stock pursuant to this Section F.7(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series F Conversion Date for purposes of this Section F.7(j).

                 PART G.  SERIES G CONVERTIBLE PREFERRED STOCK

     G.1. Designation and Amount. The designation of this series of capital stock shall be "Series G Convertible Preferred Stock," par value $.0001 per share (the "Series G Stock"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series G Stock shall be as set forth herein. The number of authorized shares of the Series G Stock is 4,285,715.

     G.2. Ranking. The Corporation's Series G Stock shall rank, as to dividends and upon redemption and Liquidation, (x) pari passu with the Series A Stock, the Series B Stock, the Series D Stock and the Series F Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but, with respect to Liquidation, only to the extent provided in Section G.4 below) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof and (i) in the case of a change in the relative ranking of the Series G Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking of the Series G Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (iii) in the case of a change in the relative ranking of the Series G Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof or (iv) in the case of a change in the relative ranking of the Series G Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section
F.6 hereof; provided, however, that,
notwithstanding anything in this Restated Certificate to the contrary, the ranking of the Series G Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock and the Common Stock) may be changed or altered so as to lower the ranking of the Series G Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series G Stock then outstanding (determined as set forth in the second sentence of Section G.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock and the Common Stock) being required to lower such ranking of the Series G Stock.

     G.3.    Dividend Provisions.

     G.3(a) The Series G Stockholders shall be entitled to receive, when and as declared or paid by the Board of Directors on any shares of Series G Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Subject to Section G.4(e)(ii) below, whenever any dividend may be declared or paid on any shares of Series G Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series G Stock then outstanding. Whenever any dividend, whether in cash or property or in securities of the Corporation (or subscription or other rights to purchase or acquire securities of the Corporation), may be declared or paid on: (i) subject to Section G.4(e)(ii) below, any shares of the Common Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each share of the Series G Stock then outstanding so that all outstanding shares of Series G Stock will participate in such dividend ratably with such shares of Common Stock (calculated as provided in Section G.3(b) hereof); or (ii) subject to Section G.4(e)(ii) below, any shares of any other series of Preferred Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same or equivalent rate (based on the number of shares of Common Stock into which such other series of Preferred Stock is then convertible, if applicable, or, otherwise, the relative liquidation preference per share, as compared with the Series G Stock then outstanding) and in like kind upon each share of Series G Stock then outstanding, so that all Series G Stock will participate in such dividend ratably with such shares of such other series of Preferred Stock.

     G.3(b) In connection with any dividend declared or paid hereunder (other than a dividend declared or paid only in respect of shares of Series G Stock and in accordance with Section G.3(a) above), each share of Series G Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-thousandth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     G.4.    Liquidation Rights.

     G.4(a) With respect to rights on Liquidation, the Series G Stock shall rank (x) pari passu with the Series A Stock, the Series B Stock, the Series D Stock and the Series F Stock, (y) senior and prior to the Series C Stock and the Series E Stock (but only to the extent provided in this Section G.4) and (z) senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the Series G Stockholders pursuant to Section G.6 hereof and (i) in the case of a change in the relative ranking upon Liquidation of the Series G Stock and the Series A Stock, as otherwise approved by the affirmative vote or consent of the Series A Stockholders pursuant to Section A.6 hereof, (ii) in the case of a change in the relative ranking upon Liquidation of the Series G Stock and the Series B Stock, as otherwise approved by the affirmative vote or consent of the Series B Stockholders pursuant to Section B.6 hereof, (iii) in the case of a change in the relative ranking upon Liquidation of the Series G Stock and the Series D Stock, as otherwise approved by the affirmative vote or consent of the Series D Stockholders pursuant to Section D.6 hereof or (iv) in the case of a change in the relative ranking upon Liquidation of the Series G Stock and the Series F Stock, as otherwise approved by the affirmative vote or consent of the Series F Stockholders pursuant to Section F.6 hereof; provided, however, that, notwithstanding anything in this Restated Certificate to the contrary, the ranking upon Liquidation of the Series G Stock relative to any other class or series of capital stock of the Corporation (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock and the Common Stock) may be changed or altered so as to lower such ranking of the Series G Stock relative to such other class or series with the approval by affirmative vote or consent of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the Series G Stock then outstanding (determined as set forth in the second sentence of Section G.6(a) hereof) and without the vote or approval of such other class or series or any other class or series of capital stock (including, without limitation, the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock and the Common Stock) being required to lower such ranking of the Series G Stock.

     G.4(b) Subject to Section G.4(e)(ii) hereof, in the event of any Liquidation, the Series G Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, pari passu with the rights of the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series F Stockholders to receive payment of their liquidation preference pursuant to Section A.4(b), Section B.4(b), Section D.4(b) and Section F.4(b) hereof, respectively, but before any payment shall be made to the holders of Series C Stock, Series E Stock, Common Stock or any other class or series of stock ranking on Liquidation junior to such Series G Stock, an amount per share equal to the Series G Original Purchase Price (as defined in Section J.103 hereof), plus 10% per annum thereon, compounded annually, for each share of Series G Stock from the Series G Liquidation Premium Original Issuance Date (as defined in Section J.101 hereof) until the date of Liquidation, plus, in each case, an amount equal to any declared but unpaid dividends thereon pursuant to Section G.3(a) hereof.

     G.4(c) Subject to Sections G.4(e)(ii), A.4(e)(ii), B.4(e)(ii), D.4(e)(ii) and F.4(e)(ii) hereof, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series G Stockholders the full amount as to which each of them shall be entitled pursuant to Section G.4(b) above and to pay to the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series F Stockholders the full amount as to which each of them shall be entitled pursuant to Section A.4(b), Section B.4(b), Section D.4(b) and Section F.4(b), respectively, then the Series G Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series F Stockholders shall share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares of Series G Stock, Series A Stock, Series B Stock, Series D Stock and/or Series F Stock, as the case may be, held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     G.4(d) Subject to Sections G.4(e)(ii), A.4(e)(ii), B.4(e)(ii), D.4(e)(ii) and F.4(e)(ii), in the event of any Liquidation, after payment shall have been made to (i) the Series G Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders and the Series F Stockholders of the full amount to which they shall be entitled pursuant to Sections G.4(b), A.4(b), B.4(b), D.4(b) and F.4(b) hereof, respectively, (ii) the Other Parity Stockholders of the full amount to which they shall be entitled to receive on a parity with the amounts referred to in clause (i) above and (iii) the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled pursuant to Sections C.4(b) and E.4(b) hereof, respectively, then with respect to each other class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) ranking on Liquidation junior to such Series G Stock (in descending order of seniority), the Series G Stockholders, as a class, the Series A Stockholders, as a class, the Series B Stockholders, as a class, the Series D Stockholders, as a class, the Series F Stockholders, as a class, the Other Parity Stockholders, as a class, the Series C Stockholders, as a class, and the Series E Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed ratably among (i) the Series G Stockholders in an equal amount per share of the Series G Stock then outstanding, (ii) the Series A

Stockholders in an equal amount per share of the Series A Stock then outstanding, (iii) the Series B Stockholders in an equal amount per share of the Series B Stock then outstanding, (iv) the Series D Stockholders in an equal amount per share of the Series D Stock then outstanding, (v) the Series F Stockholders in an equal amount per share of the Series F Stock then outstanding, (vi) the Other Parity Stockholders in an equal amount per share of the Other Parity Stock then outstanding, (vii) the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding and (viii) the Series E Stockholders in an equal amount per share of the Series E Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series G Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each class or series of capital stock (other than the Series C Stock, the Series E Stock and the Common Stock) junior to the Series G Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series G Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders the Other Parity Stockholders, the Series C Stockholders, the Series E Stockholders and each such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series G Stock (pursuant to this Section G.4(d)), the Series A Stock (pursuant to Section A.4(d) hereof), the Series B Stock (pursuant to Section B.4(d) hereof), the Series D Stock (pursuant to Section D.4(d) hereof), the Series F Stock (pursuant to Section F.4(d) hereof), the Other Parity Stock (pursuant to the applicable terms thereof), the Series C Stock (pursuant to Section C.4(d) hereof), the Series E Stock (pursuant to Section E.4(d) hereof) and each such junior class or series of capital stock (pursuant to the applicable terms thereof), which would be payable in respect of the shares held by them upon such distribution if all such preferential amounts payable on or with respect to such shares were paid in full.

     G.4(e)(i) Subject to Sections G.4(e)(ii), A.4(e)(ii), B.4(e)(ii), D.4(e)(ii) and F.4(e)(ii) hereof, in the event of any Liquidation, after payment shall have been made to the Series G Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders of the full amount to which they shall be entitled as aforesaid, and after payment shall have been made of the respective preferential amounts of all other classes and series of capital stock ranking senior to the Common Stock, the Series G Stockholders, the Series A Stockholders, the Series B Stockholders, the Series D Stockholders, the Series F Stockholders, the Other Parity Stockholders, the Series C Stockholders and the Series E Stockholders shall be entitled to share ratably (calculated with respect to such Series G Stock, Series A Stock, Series B Stock, Series D Stock, Series F Stock, Other Parity Stock, Series C Stock and Series E Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid pursuant to this Section G.4(e)(i) upon any such Liquidation, each share of Series G Stock, each share of Series A Stock, each share of Series B Stock, each share of Series D Stock, each share of Series F Stock, each share of any such Other Parity Stock, each share of Series C Stock and each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-thousandth of a share.

     G.4(e)(ii) Notwithstanding anything to the contrary set forth herein, in no event shall the aggregate amount received in respect of each share of Series G Stock (and any shares of capital stock or other securities issued in respect thereof) pursuant to Section G.3 above, this Section G.4 and Section A.5 above exceed an amount equal to the greater of (i) $4.00 for each such share, or (ii) the aggregate amount of all payments made by the Corporation pursuant to any of the provisions of this Restated Certificate (regardless of whether such payments consist of dividends, payments made upon Liquidation or any Special Liquidation or payments made upon any redemption pursuant to Section A.5 hereof) in respect of all shares of its capital stock since December 20, 1996 multiplied by a fraction, the numerator of which equals the quotient of the number of shares of Common Stock issuable upon conversion of the Series G Stock then outstanding, rounded up to the nearest one-thousandth of a share, divided by the number of shares of Series G Stock then outstanding, and the denominator of which equals the sum of the number of shares of Common Stock then outstanding, plus the number of shares of Common Stock issuable upon conversion of the Series G Stock, the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock, any Other Parity Stock, the Series C Stock and the Series E Stock then outstanding, rounded up to the nearest one-thousandth of a share.

     G.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale, the Corporation shall (unless waived pursuant to Section G.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series G Stock then outstanding for a cash amount per share determined as set forth herein (the "Series G Special Liquidation Price"), said redemption to occur simultaneously with the redemption of all of the outstanding shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and Series F Stock pursuant to Sections A.4(f), B.4(f), C.4(f), D.4(f), E.4(f) and F.4(f), respectively, and of all outstanding shares of Other Parity Stock pursuant to the applicable terms thereof, in connection with any such closing. The rights of the Series G Stockholders to receive the Series G Special Liquidation Price pursuant to this Section G.4(f) shall be (x) pari passu with the rights of the Series A Stockholders to receive the Series A Special Liquidation Price pursuant to Section A.4(f) hereof, with the rights of the Series B Stockholders to receive the Series B Special Liquidation Price pursuant to Section B.4(f) hereof, with the rights of the Series D Stockholders to receive the Series D Special Liquidation Price pursuant to Section D.4(f) hereof, with the rights of the Series F Stockholders to receive the Series F Special Liquidation Price pursuant to Section F.4(f) hereof and with the rights of the Other Parity Stockholders to receive the Other Parity Stock Special Liquidation Price pursuant to the applicable terms of the Other Parity Stock, and (y) senior and prior to the rights of the Series C Stockholders to receive the Series C Special Liquidation Price pursuant to Section C.4(f) and to the rights of the Series E Stockholders to receive the Series E Special Liquidation Price pursuant to Section E.4(f). For all purposes of this Section G.4(f), the Series G Special Liquidation Price shall be an amount per share equal to the Series G Event of Sale Applicable Return Amount (as defined in Section J.100 hereof). To the extent that one or more redemptions (as described in Section A.5 hereof) and a Special Liquidation are occurring concurrently, the Special Liquidation shall be deemed to occur first.

     G.4(f)(ii) At any time on or after the Special Liquidation Date, a Series G Stockholder shall be entitled, subject to the provisions of Section G.4(f)(iii) hereof, to receive the Series G Special Liquidation Price for each such share of Series G Stock owned by such holder. Subject to the provisions of Section G.4(f)(iii) hereof, payment of the Series G Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series G Stock.

     G.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series G Stock, Series A Stock, Series B Stock, Series D Stock, Series F Stock, Other Parity Stock, Series C Stock and Series E Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be effected
(x) first, with respect to such Series G Stock, Series A Stock, Series B Stock, Series D Stock, Series F Stock and Other Parity Stock on a pro rata basis (based upon the amounts which would be payable to the Series G Stockholders, the Series A Stockholders, Series B Stockholders, Series D Stockholders and Series F Stockholders pursuant to this Section G.4(f), Section A.4(f), Section B.4(f), Section D.4(f) and Section F.4(f) hereof, respectively, and to the Other Parity Stockholders pursuant to the applicable terms of the Other Parity Stock, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series G Stock, Series A Stock, Series B Stock, Series D Stock, Series F Stock and Other Parity Stock on the Special Liquidation Date) until all of the shares of Series G Stock, Series A Stock, Series B Stock, Series D Stock, Series F Stock and Other Parity Stock then outstanding are redeemed, and (y) second, with respect to such Series C Stock and Series E Stock on a pro rata basis (based upon the amounts which would be payable to each of the Series C Stockholders and Series E Stockholders pursuant to Sections C.4(f) and E.4(f) hereof, respectively, upon a Special Liquidation if the Corporation had sufficient funds legally available to effect a redemption of all outstanding shares of Series C Stock and Series E Stock on the Special Liquidation Date) if but only if, after the redemption of all of the shares of Series G Stock, Series A Stock, Series B Stock, Series D Stock, Series F Stock and Other Parity Stock outstanding immediately prior to the Special Liquidation, the Corporation may legally redeem shares of Series C Stock and Series E Stock.

     G.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series G Stock redeemed shall cease and terminate except the right to receive the applicable Series G Special Liquidation Price as provided herein, and such shares of Series G Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series G Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series G Special Liquidation Price with respect to any Series G Stock, the rights of the holder(s) thereof with respect to such shares of Series G Stock shall continue until the Corporation cures such default.

     G.4(f)(v) Anything contained herein to the contrary notwithstanding, the rights of the Series F Stockholders under this Section G.4(f) may be waived by the holders of a majority of the combined voting power of the shares of Series G Stock, Series A Stock, Series B Stock, Series D Stock and Series F Stock then outstanding, voting together as one class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series G Stock pursuant to this Section G.4(f).

     G.4(f)(vi) Any notice required to be given to the holders of shares of Series G Stock pursuant to Section G.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Series G Special Liquidation Price which each Series G Stockholder shall be entitled to receive pursuant to this Section G.4(f) upon the occurrence of a Special Liquidation and (B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series G Stock the Series G Special Liquidation Price.

     G.5. Redemption.

     The Corporation may, from time to time, be required to redeem shares of Series G Stock subject to and upon the terms and conditions of Section A.5 hereof.

     G.6. Voting.

     G.6(a) In addition to any other rights provided for herein or by law, the Series G Stockholders shall be entitled to vote, together with the Series A Stockholders, the Series B Stockholders, the Series C Stockholders, the Series D Stockholders, the Series E Stockholders, the Series F Stockholders and the Common Stockholders, as one class, on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series G Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series G Stock is then convertible, rounded up to the nearest one-thousandth of a share.

     G.6(b) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%)
of the voting power of the Series G Stock then outstanding (determined as set forth in the second sentence of Section G.6(a) hereof), acting separately from the holders of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Common Stock or any other securities of the Corporation, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series G Stock, in the manner provided in the By-laws of the Corporation: (i) authorize, designate, create, issue or agree to issue any shares of Series G Stock other than those shares of Series G Stock issued or issuable pursuant to the Series G Securities Purchase Agreement;
(ii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Restated Certificate or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series G Stock, provided, however, that any such amendment, alteration or repeal shall not require the separate class vote of the Series G Stock pursuant to this Section G.6(b) to the extent that the effect thereof is to create an additional class or series of Preferred Stock ranking pari passu with the Series A Stock, the Series B Stock, the Series D Stock and the Series F Stock as to dividends, upon Liquidation or redemption, or in any other respect; or (iii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation ranking senior to the Series G Stock as to dividends, upon Liquidation or redemption, or in any other respect, or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation.

     G.6(c) The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the Series G Stock, Series A Stock, Series B Stock, Series D Stock and Series F Stock then outstanding, voting together as one class (which voting power shall be determined, in the case of the Series G Stock, as set forth in the second sentence of Section G.6(a) hereof, in the case of the Series A Stock, as set forth in the second sentence of Section A.6(a) hereof, in the case of the Series B Stock, as set forth in the second sentence of Section B.6(a) hereof, in the case of the Series D Stock, as set forth in the second sentence of Section D.6(a) hereof), and in the case of the Series F Stock, as set forth in the second sentence of Section F.6(a) hereof), given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting timely and specific notice shall have been given to each holder of Series G Stock, Series A Stock, Series B Stock, Series D Stock and Series F Stock, in the manner provided in the By-laws of the Corporation:
(i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets other than in the ordinary course of its business; (ii) purchase, lease or otherwise acquire all or substantially all of the assets of another entity; (iii) except as otherwise required by this Restated Certificate and except to the extent otherwise permitted in clause (iv) below, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, securities or property, but excluding any stock dividends or stock splits); (iv) except as otherwise required by this

Restated Certificate or in any agreement approved by the Board of Directors with a director, officer, employee, consultant or independent contractor of or to the Corporation providing for the repurchase of any of its capital stock owned by such director, officer, employee, consultant or independent contractor at the option of the Corporation, provided that such agreements are (A) set forth on
Schedule 5.2 to the Series A Stock Purchase Agreement, Schedule 4.2 to the Series B Stock Purchase Agreement, Schedule 4.2 to the Series D Stock Purchase Agreement, Schedule 4.2 to the Series F Stock Purchase Agreement or Schedule 4.2 to the Series G Securities Purchase Agreement, or (B) entered into (1) pursuant to, and upon the exercise of any outstanding stock option granted under, the 1993 Stock Option Plan or any other stock option plan which has been adopted by the Corporation and approved by the Board of Directors and by the holders of at least 66 2/3% of the combined voting power of the Series G Stock, Series A Stock, Series B Stock, Series D Stock and Series F Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, and (2) pursuant to the forms of stock option agreements that have been approved by the Board of Directors on or before the date of the Series A Stock Purchase Agreement or a form of stock option agreement under the 1993 Stock Option Plan (or such other plan) that is satisfactory in form and in substance, except for immaterial changes thereto made from time to time by officers of the Corporation, to the Board of Directors and to the holders of at least 66 2/3% of the combined voting power of the Series G Stock, Series A Stock, Series B Stock, Series D Stock and Series F Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), voting together as one class, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to Common Stockholders shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights (excluding options to purchase and rights to subscribe for shares of Common Stock or the securities of the Corporation convertible into or exchangeable for shares of Common Stock); (v) merge or consolidate with and into, or permit any subsidiary to merge or consolidate with and into, any other corporation, corporations or other entity or entities; (vi) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vii) except for the issuance of capital stock or other securities constituting shares of Excluded Stock, authorize, designate, create, issue or agree to issue any equity security of the Corporation or any security, right, option or warrant convertible into, or exercisable or exchangeable for, any such equity security of the Corporation or any debt security or capitalized lease with an equity feature with respect to the capital stock of the Corporation; (viii) adopt, amend or modify any stock option plan of the Corporation; or (ix) accelerate the vesting schedule or exercise date or dates of any such options or in any stock option agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors, or amend or otherwise modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors.

     G.7. Conversion.

     G.7(a)(i) Any Series G Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series G Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series G Stock so converted equal to the quotient of the Series G Original Purchase Price for such share divided by the Series G Conversion Price (as defined in Section G.7(d) hereof) for such share, as last adjusted and then in effect, rounded up to the nearest one-thousandth of a share; provided, however, that cash shall be paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section G.7(c)(ii) hereof.

     G.7(a)(ii) Any Series G Stockholder who exercises the right to convert shares of Series G Stock into shares of Common Stock, pursuant to this Section G.7, shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series G Stock pursuant to Section G.3(a) herein, up to and including the Series G Conversion Date (as defined in Section G.7(b)(ii) hereof).

     G.7(b)(i) Any Series G Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section G.7 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (each a "Series G Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

     G.7(b)(ii) Each Series G Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Series G Conversion Date."

     G.7(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section G.7(c)(ii) hereof, payable with respect to the shares so converted up to and including the Series G Conversion Date.

     G.7(b)(iv) The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Series G Conversion Date, unless the transfer books of the Corporation are closed on such Series G Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Series G Conversion Price shall be that Series G Conversion Price in effect on the Series G Conversion Date.

     G.7(b)(v) Upon conversion of only a portion of the number of shares covered by a Series G Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series G Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series G Stock representing the unconverted number of shares of Series G Stock represented by such Series G Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

     G.7(c)(i) If a Series G Stockholder shall surrender more than one share of Series G Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series G Stock so surrendered.

     G.7(c)(ii) No fractional shares of Common Stock shall be issued upon conversion of Series G Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Series G Conversion Date, as determined in accordance with Section G.7(d)(v) hereof.

     G.7(d) For all purposes of this Section G.7, the "Series G Conversion Price" with respect to the Series G Stock shall be equal to the Series G Original Purchase Price with respect to each such share of Series G Stock, subject to adjustment from time to time as follows:

          G.7(d)(i) If the Corporation shall, at any time or from time to time after the Series G Conversion Price Original Issuance Date, issue any shares of Common Stock (which term, for purposes of this Section G.7(d), including all subsections thereof, shall be deemed to include all other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, but not limited to, Series G Stock, Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and Series F Stock) or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case other than Excluded Stock), for a consideration per share less than the applicable Series G Conversion Price in effect immediately prior to the issuance of such Common Stock or other securities, the Series G Conversion Price in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section G.7(d)) be lowered to a price equal to the quotient obtained by dividing

                 (X) an amount equal to the sum of

                 (1) the total number of shares of Common Stock outstanding
            (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section G.7(d)(ii)(D) with respect to then outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities referred to in this clause (1) constitutes Excluded Stock) immediately prior to such issuance multiplied by the Series G Conversion Price in effect immediately prior to such issuance, plus

                 (2) the consideration received by the Corporation upon such issuance,

     by

                 (Y) the total number of shares of Common Stock outstanding
            (including any shares of Common Stock deemed outstanding after giving effect to the provisions of Section G.7(d)(ii)(D) with respect to all outstanding options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including, without limitation, the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock), or options to purchase or other rights to subscribe for such convertible or exchangeable securities, in each case regardless of whether any of such securities constitutes Excluded Stock) immediately after such issuance.


     G.7(d)(ii) For the purposes of any adjustment of the Series A Conversion Price pursuant to Section G.7(d)(i), the following provisions shall be applicable:

     G.7(d)(ii)(A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Corporation, determined as provided in Section G.7(d)(ii)(B) hereof, plus the value of any other consideration received by the Corporation determined as set forth in Section G.7(d)(ii)(C) hereof.

     G.7(d)(ii)(B) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of such property other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such property as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section G.7(d)(ii)(A) hereof, and less any other consideration received by the Corporation for such shares, determined as set forth in Section G.7(d)(ii)(C) hereof.

     G.7(d)(ii)(C) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash or property, the value of such other consideration shall be deemed to be the fair market value of such other consideration as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided, however, that such fair market value of such other consideration as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section G.7(d)(ii)(A) hereof and less the fair market value of any property received by the Corporation for such shares, determined as set forth in Section G.7(d)(ii)(B) hereof.

     G.7(d)(ii)(D) In the case of the issuance of options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities:

     G.7(d)(ii)(D)(1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock (said maximum number of shares being that set forth in the instrument relating to such options or rights to subscribe for Common Stock without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections G.7(d)(ii)(A), (B) and (C) hereof), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections G.7(d)(ii)(A), (B) and (C) hereof);

     G.7(d)(ii)(D)(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof (said maximum number of shares being that set forth in the instrument relating to such convertible or exchangeable securities without regard to any provision contained therein for a subsequent adjustment of such number) shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections G.7(d)(ii)(A), (B) and (C) hereof);

     G.7(d)(ii)(D)(3) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such options or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the anti-dilution provisions thereof), then the Series G Conversion Price shall automatically be readjusted in proportion to such change; and

     G.7(d)(ii)(D)(4) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Series G Conversion Price shall be automatically readjusted to the Series G Conversion Price that would have obtained had such options, rights or convertible or exchangeable securities not been issued.

     G.7(d)(ii)(E) Anything contained herein to the contrary notwithstanding, the provisions of this Section G.7(d) may be waived in any instance by the holders of a majority in voting power of the shares of Series G Stock then outstanding, by delivery of a written notice of waiver to the Corporation.

     G.7(d)(iii) If the number of shares of Common Stock outstanding at any time after the Series G Conversion Price Original Issuance Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series G Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series G Stock shall be increased in proportion to such increase in outstanding shares.

     G.7(d)(iv) If, at any time after the Series G Conversion Price Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series G Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series G Stock shall be decreased in proportion to such decrease in outstanding shares.

     G.7(d)(v) In the event, at any time after the Series G Conversion Price Original Issuance Date, of any Extraordinary Transaction, then the Corporation shall provide appropriate adjustment to the Series G Conversion Price with respect to each share of Series G Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series G Stock redeemed pursuant to Section G.4(f) hereof in connection therewith) such that each share of Series G Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction (other than the shares redeemed pursuant to Section G.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series G Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section G.7(d)(v) shall similarly apply to successive Extraordinary Transactions.

     G.7(d)(vi) All calculations under this Section G.7(d) shall be made to the nearest one-thousandth of a cent ($.0001) or to the nearest one-thousandth of a share, as the case may be.

     G.7(d)(vii) For the purpose of any computation pursuant to Section G.7(c) hereof or this Section G.7(d), the Current Market Price at any date of one share of Common Stock shall be determined in the manner provided in Section A.7(d)(vii) hereof.

     G.7(d)(viii) In any case in which the provisions of this Section G.7(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series G Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section G.7(c)(ii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     G.7(d)(ix) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section G.7, would not fairly protect the conversion rights of the holders of the Series G Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     G.7(e) Whenever the Series G Conversion Price shall be adjusted as provided in Section G.7(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series G Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series G Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series G Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section G.7(f) hereof.

     G.7(f) In the event the Corporation shall propose to take any action of the types described in Section G.7(d)(i), (iii), (iv) or (v) hereof, or any other Event of Sale, the Corporation shall give notice to each Series G Stockholder in the manner set forth in Section G.7(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series G Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series G Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     G.7(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series G Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series G Stockholder in respect of which such shares of Series G Stock are being issued.

     G.7(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series G Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series G Stock.

     G.7(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     G.7(j) Upon the consummation of a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act of 1933, pursuant to which the net proceeds to the Corporation are at least $17,500,000, each share of Series G Stock then outstanding shall, by virtue of and immediately prior to the closing of such firm commitment public offering and without any action on the part of the holder thereof, be deemed automatically converted into the greater of (i) the Series G Minimum Conversion Shares (as defined in Section J.101 hereof) or (ii) that number of shares of Common Stock into which such share of Series G Stock would be convertible if the holder thereof were then to convert it into shares of Common Stock pursuant to Section G.7(a)(i). The holder of any shares of Series G Stock converted into Common Stock pursuant to this Section G.7(j) shall be entitled to payment of all declared but unpaid dividends, if any, payable on or with respect to such shares up to and including the date of the closing of such public offering which shall be deemed the Series G Conversion Date for purposes of this Section G.7(j).


                 PART H.  Additional Series of Preferred Stock

     H.1. Designation of Additional Series of Preferred Stock. Subject to Sections A.6, B.6, D.6, F.6 and G.6 hereof, the Board of Directors is hereby expressly authorized to provide for, designate and issue, out of the authorized but unissued shares of Preferred Stock, one or more other series of Preferred Stock in addition to the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock subject to the terms and conditions set forth herein. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:

     (a) the designation of such series, the number of shares to constitute such series and the stated value thereof, if different from the par value thereof;

     (b) whether the shares of such series shall have voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

     (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or series;

     (d) whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

     (e) the amount or amounts payable with respect to shares of such class or series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

     (f) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

     (g) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or series of any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

     (h) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or series;

     (i) the conditions or restrictions, if any, to be effective while any shares of such class or series are outstanding upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other class or series; and

     (j) any other powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof.

     The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated to any one or more series of Preferred Stock pursuant to this Section H.1.


                             PART I.  Common Stock

     I.1. Designation and Amount. The designation of this class of capital stock shall be "Common Stock," par value $.0001 per share ("Common Stock"). The number of authorized shares of Common Stock is 28,851,110. The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of the Common Stock shall be as set forth in this
Part I. The number of authorized shares of Common Stock may be increased or decreased (but not below the combined number of shares thereof then outstanding and those reserved for issuance upon conversion of the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock) by the affirmative vote of the holders of the majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

     I.2. Common Stock.

     (a) Voting. Each Common Stockholder shall be entitled to one vote for each share of Common Stock held of record on all matters as to which Common Stockholders shall be entitled to vote, which voting rights shall not be cumulative. In any election of directors, no Common Stockholder shall be entitled to more than one vote per share.

     (b) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Delaware, the Common Stockholders shall have all other rights of stockholders, including, without limitation, (a) the right to receive dividends, when and as declared by the Board of Directors, out of assets lawfully available therefor and (b) in the event of any distribution of assets upon a Liquidation or otherwise, the right to receive ratably and equally, together with the holders of the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and Other Parity Stock and the holders of outstanding shares of any other class or series of stock to the extent such other class or series of stock ranks pari passu with the Common Stock upon Liquidation, all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock or of any other class or series of stock ranking senior to the Common Stock upon Liquidation of the specific preferential amounts which they are entitled to receive upon such Liquidation, as provided herein.

                              PART J. Definitions

     As used in Article III of this Restated Certificate, the following terms shall have the meanings provided therefor below or elsewhere in this Restated Certificate as referred to below:

     J.1. "Applicable Requesting Holders" shall mean (i) in the event that the Corporation materially breaches any of its representations, warranties, covenants and/or agreements set forth in the Stockholders' Agreement and/or the Series A Stock Purchase Agreement, the Series A Requesting Holders, (ii) in the event that the Corporation materially breaches any of its representations, warranties and/or agreements set forth in the Stockholders' Agreement and/or the Series B Stock Purchase Agreement, the Series B Requesting Holders and (iii) in the event that the Corporation materially breaches any of its representations, warranties and/or agreements set forth in the Stockholders' Agreement and/or the Series D Stock Purchase Agreement, the Series D Requesting Holders.

     J.2. "Board of Directors" shall have the meaning ascribed thereto in subparagraph (b) of Article III of this Restated Certificate.

     J.3. "Business Day" shall mean any day other than a Saturday, Sunday or public holiday in the state where the principal executive office of the Corporation is located.

     J.4. "Butcher Securities" shall mean up to a maximum of 675,000 shares of Common Stock issued to Dr. Eugene Butcher, or, in the alternative, options granted to Dr. Eugene Butcher to purchase up to a maximum of 675,000 shares of Common Stock and up to a maximum of 675,000 shares of Common Stock issuable upon exercise of such options.

     J.5. "Common Stock" shall have the meaning ascribed thereto in Section I.1 hereof.

     J.6. "Common Stockholders" shall have the meaning ascribed thereto in Section A.4(e)(i) hereof.

     J.7. "Continuous Holder" shall mean, with respect to any share of Series G Stock, a holder of such share that purchased such share from the Corporation on the Series G Conversion Price Original Issuance Date and holds such share continuously until such share is redeemed by the Corporation pursuant to a Special Liquidation or such share is converted into shares of Common Stock pursuant to Section G.7(j) hereof.

     J.8. "Corporation Notice" shall have the meaning ascribed thereto in Section A.5(c) hereof.

     J.9. "Designated Public Offering" shall have the meaning ascribed thereto in the definition of the term "Series G Minimum Conversion Shares".

     J.10. "Designated Public Offering Price" shall mean the price at which the Corporation is offering and selling shares to the public pursuant to a Designated Public Offering (without giving effect to any discount, reduction or offset on account of any underwriters' or brokers' discount, fees or commissions).

     J.11. "Event of Sale" shall have the meaning ascribed thereto in Section A.4(f)(vii) hereof.

     J.12. "Excluded Stock", as used throughout the Restated Certificate, shall mean:

     J.9(a) Shares of Common Stock issued and/or issuable upon conversion of any shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock, Series G Stock and/or Additional Warner Preferred Stock (as defined in Section J.9(e) hereof);

     J.9(b) Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation: (1) pursuant to any written agreement, plan or arrangement, to purchase, or rights to subscribe for, such Common Stock, that has been approved by the holders of a majority of the combined voting power of the Series A Stock, the Series B Stock, the Series D Stock, Series F Stock and the Series G Stock then outstanding (determined, in the case of the Series A Stock, in accordance with Section A.6(a) hereof, in the case of the Series B Stock, in accordance with Section B.6(a) hereof, in the case of the Series D Stock, in accordance with Section D.6(a) hereof, in the case of the Series F Stock, in accordance with Section F.6(a) hereof and, in the case of the Series G Stock, in accordance with Section G.6(a) hereof), voting together as one class, and which, as a condition precedent to the issuance of such shares, provides for the vesting of such shares and subjects such shares to restrictions on transfer and rights of first offer or refusal in favor of the Corporation on terms that have been approved by the holders of a majority of the combined voting power of the Series A Stock, the Series B Stock, the Series D Stock, the Series F Stock and the Series G Stock then outstanding (determined, in the case of the Series A Stock, in accordance with Section A.6(a) hereof, in the case of the Series B Stock, in accordance with Section B.6(a) hereof, in the case of the Series D Stock, in accordance with Section D.6(a) hereof, in the case of the Series F Stock, in accordance with Section F.6(a) hereof and, in the case of the Series G Stock, in accordance with Section G.6(a) hereof), voting together as one class, (2) pursuant to the agreements that are listed on
Schedule 4.2 to the Series G Securities Purchase Agreement, or (3) upon exercise of any and all stock options referred to in subsection J.9(c) below; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issuable pursuant to the 1993 Stock Option Plan and all such agreements, plans and arrangements described in the foregoing clause (2) shall not exceed 2,869,404 shares (subject to adjustment as required to comply with any anti-dilution rights set forth in any such agreement, plan or arrangement);

     J.9(c) any and all stock options granted from time to time pursuant to the 1993 Stock Option Plan or pursuant to any other stock option plan of the Corporation adopted and approved in accordance with Sections A.6(d), B.6(c), D.6(c), F.6(c) and G.6(c) above;

     J.9(d) Common Stock issued as a stock dividend payable in shares of Common Stock, or capital stock of any class issuable upon any subdivision, recombination, split-up or reverse stock split of all the outstanding shares of such class of capital stock;

     J.9(e) Shares of Series A Stock issued pursuant to the Series A Stock Purchase Agreement, shares of Series B Stock issued pursuant to the Series B Stock Purchase Agreement, shares of Series C Stock issued pursuant to the Series C Stock Purchase Agreement, shares of Series D Stock issued or issuable pursuant to the Series D Stock Purchase Agreement, shares of Series E Stock issued or issuable pursuant to the Series E Stock Purchase Agreement, shares of Series F Stock issued or issuable pursuant to the Series F Stock Purchase Agreement, shares of Series G Stock issued or issuable pursuant to the Series G Securities Purchase Agreement and any shares of any other class or series of Preferred Stock (the "Additional Warner Preferred Stock") issued or issuable pursuant to that certain Research, Development and Marketing Agreement, dated as of September 30, 1994, between the Corporation and Warner-Lambert Company, as amended from time to time, or that certain Research, Development and Marketing Agreement, dated as of July 1, 1995, between the Corporation and Warner-Lambert Company, as amended from time to time (collectively, the "Warner Agreements");

     J.9(f)  the Butcher Securities;

     J.9(g) the stock option to purchase 135,000 shares (subject to adjustment as required to comply with any anti-dilution rights granted in connection with such options) of Series A Stock granted by the Company to Dr. William A. Haseltine, the shares of Series A Stock issued or issuable upon exercise of such stock option, and the shares of Common Stock issued or issuable upon conversion of such shares of Series A Stock;

     J.9(h) warrants to purchase up to 210,000 shares of Series A Stock granted to Comdisco, Inc., any and all shares of Series A Stock issued or issuable upon exercise of such warrants and any and all shares of Common Stock issued or issuable upon conversion of such shares of Series A Stock.

     J.9(i) shares of Common Stock issued or issuable pursuant to the Series C Stock Purchase Agreement;

     J.9(j) shares of Common Stock issued or issuable pursuant to the Series E Stock Purchase Agreement; and

     J.9(k) shares of Common Stock issued or issuable pursuant to either of the Warner Agreements.

     J.9(l) warrants to purchase shares of Common Stock and/or other capital stock, which warrants were or will be issued pursuant to the Series G Securities Purchase Agreement, and any and all shares of Common Stock and/or other capital stock issued or issuable upon exercise of such warrants.

     J.13. "Extraordinary Transaction" shall have the meaning ascribed thereto in Section A.7(d)(iv) hereof.

     J.14. "Liquidation" shall have the meaning ascribed thereto in Section A.4(b) hereof.

     J.15. "NASDAQ" shall have the meaning ascribed thereto in Section A.7(d)(vii)(B) hereof.

     J.16. "Other Parity Stock" shall have the meaning ascribed thereto in Section A.4(d).

     J.17. "Other Parity Stockholders" shall have the meaning ascribed thereto in Section A.4(d).

     J.18. "Other Parity Stock Special Liquidation Price shall have the meaning ascribed thereto in Section A.4(f)(i).

     J.19. "1993 Stock Option Plan" shall have the meaning ascribed thereto in Section A.6(d) hereof.

     J.20. "Original Purchase Price" shall mean (i) in the case of the Series A Stock, the Series A Original Purchase Price, (ii) in the case of the Series B Stock, the Series B Original Purchase Price, (iii) in the case of the Series C Stock, the Series C Original Purchase Price, (iv) in the case of the Series D Stock, the Series D Original Purchase Price, (v) in the case of the Series E Stock, the Series E Original Purchase Price, (vi) in the case of the Series F Stock, the Series F Original Purchase Price and (vi) in the case of the Series G Stock, the Series G Original Purchase Price.

     J.21. "Preferred Stock" shall have the meaning ascribed thereto in Article III, subparagraph (a).

     J.22. "Proportional Adjustment" shall mean an adjustment made to the price of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock or the Series G Stock, as the case may be, upon the occurrence of a stock split, reverse stock split, stock dividend, stock combination, reclassification or other similar change with respect to such security, so that the price of one share of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock or the Series G Stock, as the case may be, before the occurrence of any such change shall equal the aggregate price of such share together with the share (or shares or fractional share) of such security (or any other security) received by the holder of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock or the Series G Stock, as the case may be, with respect thereto upon the effectiveness of such change.

     J.23. "Redeemable Stock" shall mean (i) in the case of a Redeeming Holder that is a Series A Stockholder, the Series A Stock, (ii) in the case of a Redeeming Holder that is a Series B Stockholder, the Series B Stock, (iii) in the case of a Redeeming Holder that is a Series D Stockholder, the Series D Stock, (iv) in the case of a Redeeming Holder that is a Series F Stockholder, the Series F Stock and (v) in the case of a Redeeming Holder that is a Series G Stockholder, the Series G Stock.

     J.24. "Redeeming Holders" shall have the meaning ascribed thereto in Section A.5(c) hereof.

     J.25. "Redemption Date" shall have the meaning ascribed thereto in Section A.5(c) hereof.

     J.26. "Redemption Notice" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.27. "Redemption Payment" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.28. "Redemption Price" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.29. "Redemption Requests" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.30. "Requesting Holders" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.31. "Restated Certificate" shall have the meaning ascribed thereto in Section A.6(c) hereof.

     J.32. "Series A Conversion Date" shall have the meaning ascribed thereto in Section A.7(b)(ii) hereof.

     J.33. "Series A Conversion Price" shall have the meaning ascribed thereto in Section A.7(d) hereof.

     J.34. "Series A Conversion Price Original Issuance Date" shall mean, with respect to any share of Series A Stock, the date of first issuance by the Corporation of the first share of Series A Stock.

     J.35. "Series A Liquidation Premium Original Issuance Date" shall mean, with respect to any share of Series A Stock, the date of first issuance by the Corporation of such share of Series A Stock.

     J.36. "Series A Original Purchase Price" shall mean, with respect to the Series A Stock, $1.00 per share, subject, for all purposes other than Section
A.7 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.37. "Series A Preferred Certificate" shall have the meaning ascribed thereto in Section A.7(b)(i) hereof.

     J.38. "Series A Preferred Directors" shall have the meaning ascribed thereto in Section A.6(b)(i) hereof.

     J.39. "Series A Requesting Holders" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.40. "Series A Special Liquidation Price" shall have the meaning ascribed thereto in Section A.4(f)(i) hereof.

     J.41.  "Series A Stock" shall have the meaning ascribed thereto in Section
A.1 hereof.

     J.42. "Series A Stock Purchase Agreement" shall mean that certain Convertible Preferred Stock Purchase Agreement, dated November 5, 1993, by and among the Corporation and those Series A Stockholders parties thereto, as amended from time to time.

     J.43. "Series A Stockholders" shall have the meaning ascribed thereto in Section A.2 hereof.

     J.44. "Series B Conversion Date" shall have the meaning ascribed thereto in Section B.7(b)(ii) hereof.

     J.45. "Series B Conversion Price" shall have the meaning ascribed thereto in Section B.7(d) hereof.

     J.46. "Series B Conversion Price Original Issuance Date" shall mean, with respect to any share of Series B Stock, the date of first issuance by the Corporation of the first share of Series B Stock.

     J.47. "Series B Liquidation Premium Original Issuance Date" shall mean, with respect to any share of Series B Stock, the date of first issuance by the Corporation of such share of Series B Stock.

     J.48. "Series B Original Purchase Price" shall mean, with respect to the Series B Stock, $1.20 per share, subject, for all purposes other than Section
B.7 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.49. "Series B Preferred Certificate" shall have the meaning ascribed thereto in Section B.7(b)(i) hereof.

     J.50. "Series B Requesting Holders" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.51. "Series B Special Liquidation Price" shall have the meaning ascribed thereto in Section B.4(f)(i) hereof.

     J.52.  "Series B Stock" shall have the meaning ascribed thereto in Section
B.1 hereof.

     J.53. "Series B Stock Purchase Agreement" shall mean that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of September 13, 1994, by and among the Corporation and the Series B Stockholders parties thereto, as amended from time to time.

     J.54. "Series B Stockholders" shall have the meaning ascribed thereto in Section A.2 hereof.

     J.55. "Series C Conversion Date" shall have the meaning ascribed thereto in Section C.6(b)(ii) hereof.

     J.56. "Series C Conversion Price" shall have the meaning ascribed thereto in Section C.6(d) hereof.

     J.57. "Series C Conversion Price Original Issuance Date" shall mean, with respect to any share of Series C Stock, the date of first issuance by the Corporation of the first share of Series C Stock.

     J.58. "Series C Liquidation Preference Amount" shall have the meaning ascribed thereto in Section C.4(b).

     J.59. "Series C Original Purchase Price" shall mean, with respect to the Series C Stock, $3.00 per share, subject, for all purposes other than Section
C.6 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.60. "Series C Preferred Certificate" shall have the meaning ascribed thereto in Section C.6(b)(i) hereof.

     J.61. "Series C Special Liquidation Price" shall have the meaning ascribed thereto in Section C.4(f)(i) hereof.

     J.62.  "Series C Stock" shall have the meaning ascribed thereto in Section
C.1 hereof.

     J.63. "Series C Stock Purchase Agreement" shall mean that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of November 8, 1994, by and between the Corporation and Warner-Lambert Company, as amended from time to time.

     J.64.  "Series C Stockholders" shall mean the holders of Series C Stock.

     J.65. "Series D Conversion Date" shall have the meaning ascribed thereto in Section D.7(b)(ii) hereof.

     J.66. "Series D Conversion Price" shall have the meaning ascribed thereto in Section D.7(d) hereof.

     J.67. "Series D Conversion Price Original Issuance Date" shall mean, with respect to any share of Series D Stock, the date of first issuance by the Corporation of the first share of Series D Stock.

     J.68. "Series D Liquidation Premium Original Issuance Date" shall mean, with respect to any share of Series D Stock, the date of first issuance by the Corporation of such share of Series D Stock.

     J.69. "Series D Original Purchase Price" shall mean, with respect to the Series D Stock, $1.35 per share, subject, for all purposes other than Section
D.7 hereof

(which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.70. "Series D Preferred Certificate" shall have the meaning ascribed thereto in Section D.7(b)(i) hereof.

     J.71. "Series D Requesting Holders" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.72. "Series D Special Liquidation Price" shall have the meaning ascribed thereto in Section D.4(f)(i) hereof.

     J.73.  "Series D Stock" shall have the meaning ascribed thereto in Section
D.1 hereof.

     J.74. "Series D Stock Purchase Agreement" shall mean that certain Series D Convertible Preferred Stock Purchase Agreement, dated as of September 12, 1995, by and among the Corporation and the Series D Stockholders parties thereto, as amended from time to time.

     J.75. "Series D Stockholders" shall have the meaning ascribed thereto in Section A.2 hereof.

     J.76. "Series E Conversion Date" shall have the meaning ascribed thereto in Section E.6(b)(ii) hereof.

     J.77. "Series E Conversion Price" shall have the meaning ascribed thereto in Section E.6(d) hereof.

     J.78. "Series E Conversion Price Original Issuance Date" shall mean, with respect to any share of Series E Stock, the date of first issuance by the Corporation of the first share of Series E Stock.

     J.79. "Series E Liquidation Preference Amount" shall have the meaning ascribed thereto in Section E.4(b).

     J.80. "Series E Original Purchase Price" shall mean, with respect to the Series E Stock, $4.00 per share, subject, for all purposes other than Section
E.6 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.81. "Series E Preferred Certificate" shall have the meaning ascribed thereto in Section E.6(b)(i) hereof.

     J.82. "Series E Special Liquidation Price" shall have the meaning ascribed thereto in Section E.4(f)(i) hereof.

     J.83.  "Series E Stock" shall have the meaning ascribed thereto in Section
E.1 hereof.

     J.84. "Series E Stock Purchase Agreement" shall mean that certain Series E Convertible Preferred Stock Purchase Agreement, dated as of January 3, 1996, by and between the Corporation and Warner-Lambert Company, as amended from time to time.

     J.85.  "Series E Stockholders" shall mean the holders of Series E Stock.

     J.86. "Series F Conversion Date" shall have the meaning ascribed thereto in Section F.7(b)(ii) hereof.

     J.87. "Series F Conversion Price" shall have the meaning ascribed thereto in Section F.7(d) hereof.

     J.88. "Series F Conversion Price Original Issuance Date" shall mean, with respect to any share of Series F Stock, the date of first issuance by the Corporation of the first share of Series F Stock.

     J.89. "Series F Liquidation Premium Original Issuance Date" shall mean, with respect to any share of Series F Stock, the date of first issuance by the Corporation of such share of Series F Stock.

     J.90. "Series F Original Purchase Price" shall mean, with respect to the Series F Stock, $3.00 per share, subject, for all purposes other than Section
F.7 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.91. "Series F Preferred Certificate" shall have the meaning ascribed thereto in Section F.7(b)(i) hereof.

     J.92. "Series F Requesting Holders" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.93. "Series F Special Liquidation Price" shall have the meaning ascribed thereto in Section F.4(f)(i) hereof.

     J.94.  "Series F Stock" shall have the meaning ascribed thereto in Section
F.1 hereof.

     J.95. "Series F Stock Purchase Agreement" shall mean that certain Series F Convertible Preferred Stock Purchase Agreement, dated as of February 29, 1996, by and among the Corporation and the Series F Stockholders parties thereto, as amended from time to time.

     J.96. "Series F Stockholders" shall have the meaning ascribed thereto in Section A.2 hereof.

     J.97. "Series G Conversion Date" shall have the meaning ascribed thereto in Section G.7(b)(ii) hereof.

     J.98. "Series G Conversion Price" shall have the meaning ascribed thereto in Section G.7(d) hereof.

     J.99. "Series G Conversion Price Original Issuance Date" shall mean, with respect to any share of Series G Stock, the date of first issuance by the Corporation of the first share of Series G Stock.

     J.100. "Series G Event of Sale Applicable Return Amount" shall mean, with respect to each share of Series G Stock, the amount that the Corporation shall be required to pay to the holder of such share at the closing of a Special Liquidation such that, if such holder had been a Continuos Holder of such share, the internal rate of return realized by such holder in connection with such holder's investment in such share of Series G Stock would be equal to (i) 33%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Special Liquidation occurs on or prior to the first anniversary of the Series G Conversion Price Original Issuance Date, (ii) 49%, compounded annually (computed on the basis of actual number of days elapsed in any given year,) if the closing of such Special Liquidation occurs after the first anniversary of the Series G Conversion Price Original Issuance Date but on or prior to the second anniversary of the Series G Conversion Price Original Issuance Date, or (iii) 67%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Special Liquidation occurs after the second anniversary of the Series G Conversion Price Original Issuance Date.

     J.101. "Series G Liquidation Premium Original Issuance Date" shall mean, with respect to any share of Series G Stock, the date of first issuance by the Corporation of such share of Series G Stock.

     J.102. "Series G Minimum Conversion Shares" shall mean, with respect to each share of Series G Stock, that number of shares of Common Stock issuable upon mandatory conversion of such share of Series G Stock pursuant to Section G.7(j) hereof such that (x) if all of such shares of Common Stock were sold immediately after the closing of the firm commitment underwritten public offering described in Section G.7(j) hereof (the "Designated Public Offering") at a purchase price equal to the

Designated Public Offering Price and (y) if the holder of such shares of Common Stock had been a Continuos Holder of such share of Series G Stock, the internal rate of return realized by such holder in connection with such holder's investment in such share of Series G Stock would be equal to (i) 33%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Designated Public Offering occurs on or prior to the first anniversary of the Series G Conversion Price Original Issuance Date,
(ii) 49%, compounded annually (computed on the basis of actual number of days elapsed in any given year, if the closing of such Designated Public Offering occurs after the first anniversary of the Series G Conversion Price Original Issuance Date but on or prior to the second anniversary of the Series G Conversion Price Original Issuance Date, or (iii) 67%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Designated Public Offering occurs after the second anniversary of the Series G Conversion Price Original Issuance Date.

     J.103. "Series G Original Purchase Price" shall mean, with respect to the Series G Stock, $3.50 per share, subject, for all purposes other than Section
G.7 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

     J.104. "Series G Preferred Certificate" shall have the meaning ascribed thereto in Section G.7(b)(i) hereof.

     J.105. "Series G Requesting Holders" shall have the meaning ascribed thereto in Section A.5(a) hereof.

     J.106. "Series G Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated on or about December 20, 1996, by and among the Corporation and those Series G Stockholders parties thereto, as amended from time to time.

     J.107. "Series G Special Liquidation Price" shall have the meaning ascribed thereto in Section G.4(f)(i) hereof.

     J.108.  "Series G Stock" shall have the meaning ascribed thereto in Section
G.1 hereof.

     J.109. "Series G Stockholders" shall have the meaning ascribed thereto in Section A.2 hereof.

     J.110. "Special Liquidation" shall have the meaning ascribed thereto in Section A.4(f)(i) hereof.

     J.111. "Special Liquidation Date" shall have the meaning ascribed thereto in Section A.4(f)(i) hereof.

     J.112. "Stockholders' Agreement" shall mean that certain Second Amended and Restated Stockholders' Agreement, dated on or about December 20, 1996, by and among the Corporation, those Series A Stockholders, Series B Stockholders, Series D Stockholders, Series F Stockholders and Series G Stockholders listed on
Schedule 1 thereto, the Series G Additional Investors (as defined therein) and the Founders (as defined therein), as amended from time to time.


                                   ARTICLE IV
                                Registered Agent

     The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, New Castle County, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Service Company.


                                   ARTICLE V
                               Board of Directors

     A Constitution. The entire Board of Directors of the Corporation shall consist of seven (7) persons, three (3) of whom shall be Series A Preferred Directors, as such term defined in Section A.6(b)(i) of Article III hereof. Unless and except to the extent that the By-laws of the Corporation otherwise require, the election of directors of the Corporation need not be by written ballot.


                                   ARTICLE VI
                                    By-laws

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation, subject to the provisions of Sections A.6, B.6, D.6, F.6 and G.6 of Article III hereof.


                                  ARTICLE VII
                              Perpetual Existence

     The Corporation is to have perpetual existence.


                                  ARTICLE VIII
                             Amendments and Repeal

     Except as otherwise specifically provided in this Restated Certificate, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate, and to add or insert other provisions authorized at such time by the laws of the State of Delaware, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Restated Certificate, in its present form or as hereafter amended are granted subject to the rights reserved in this Article VIII.

                                   ARTICLE IX
                          Compromises and Arrangements

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under
Section 279 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as such court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, then such compromise or arrangement and such reorganization shall, if sanctioned by the court to which such application has been made, be binding on all the creditors or class of creditors and/or on all of the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE X
                            Limitation of Liability

     No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as director; provided, however, that nothing contained in this Article X shall eliminate or limit the liability of a director:

     (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders;

     (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law;

     (c) under Section 174 of the General Corporation Law of the State of Delaware; or

     (d) for any transaction from which the director derived improper personal benefit.

     No amendment to or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has caused this Restated Certificate of Incorporation to be duly executed on its behalf as of December 16, 1996.

                                       LEUKOSITE, INC.


                                       By:
                                          -----------------------------------
                                          Christopher K. Mirabelli, President

                            CERTIFICATE OF AMENDMENT

                                       TO

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                LEUKOSITE, INC.


     LEUKOSITE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That, by consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Corporation's Restated Certificate of Incorporation, as heretofore amended (the "Restated Certificate"), declaring such proposed amendment to be desirable and in the best interest of the Corporation, and directing the officers of the Corporation to submit such proposed amendment to the stockholders of the Corporation for purposes of allowing such stockholders to consider such proposed amendment and to indicate their authorization and approval thereof by consent in writing. The resolution setting forth such proposed amendment is as follows:

"FURTHER
RESOLVED:  That, subject to obtaining the requisite stockholder approval, the
           Restated Certificate be amended as set forth in paragraphs (i), (ii) and (iii) below.

     (i) Amendment of Section (a) of Article III. Section (a) of Article III of the Restated Certificate be amended to read in its entirety as follows:

           "(a) Authorization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 51,565,875, consisting of 21,667,199 shares of Preferred Stock, par value $.0001 per share (the "Preferred Stock"), and 29,898,676 shares of Common Stock, par value $.0001 per share (the "Common Stock")."

     (ii) Amendment of Section I.1 of Article III.  The second sentence of
Section I.1 of Article III of the Restated Certificate be amended in its entirety to read as follows:

           "The number of authorized shares of Common Stock is 29,898,676."

     (iii) Article III of the Restated Certificate be amended by replacing the number "2,869,404" with the number "3,916,970".

     SECOND: That, thereafter, the holders of (i) at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued and outstanding shares of Series A Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred Stock"), of the Corporation, (ii) at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued and outstanding shares of Series B Convertible Preferred Stock, $.0001 par value per share (the "Series B Preferred Stock"), of the Corporation, (iii) at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of Series D Convertible Preferred Stock, $.0001 par value per share (the "Series D Preferred Stock"), of the Corporation, (iv) at least a majority of the voting power of the issued and outstanding shares of Common Stock, (v) at least sixty-six and two-thirds percent (66-2/3%) of the combined voting power of the issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, and (vi) at least a majority of the combined voting power of the issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Convertible Preferred Stock, $.0001 par value per share, Series D Preferred Stock, Series E Convertible Preferred Stock, $.0001 par value per share, the Series F Convertible Preferred Stock, $.0001 par value per share, the Series G Convertible Preferred Stock, $.0001 par value per share and Common Stock of the Corporation, collectively representing at least the minimum number of shares of capital stock of the Corporation required to duly authorize the proposed amendment to the Restated Certificate, duly authorized and approved, by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware, the proposed amendment to the Restated Certificate.

     THIRD: That the proposed amendment to the Restated Certificate was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, LeukoSite, Inc., has caused this certificate to be signed by Christopher K. Mirabelli, its President, this 2nd day of January, 1997.

                                       LEUKOSITE, INC.


                                       By:
                                           -----------------------------
                                           Christopher K. Mirabelli
                                           President

                            CERTIFICATE OF AMENDMENT

                                       TO

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                LEUKOSITE, INC.


     LEUKOSITE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That, by consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth proposed amendments to the Corporation's Restated Certificate of Incorporation, as heretofore amended (the "Restated Certificate"), declaring such proposed amendments to be desirable and in the best interest of the Corporation, and directing the officers of the Corporation to submit such proposed amendments to the stockholders of the Corporation for purposes of allowing such stockholders to consider such proposed amendments and to indicate their authorization and approval thereof by consent in writing. Such proposed amendments are as follows:

     (1) Amendment of Section G.7(j) of Article III. Section G.7(j) of Article III of the Restated Certificate be and hereby is amended by deleting the reference to Section J.101 on the 7th line of such Section G.7(j) and replacing such reference with a reference to Section J.102.

     (2) Amendment of Section J.9 of Article III. Section J.9 of Article III of the Restated Certificate be and hereby is amended in its entirety to read as follows:

           "J.9. "Designated Public Offering" shall mean the firm commitment underwritten public offering of Common Stock that causes or results in the mandatory conversion of the Series G Stock into Common Stock pursuant to, and in accordance with, the provisions of Section G.7(j) hereof."

     (3) Amendment of Section J.10 of Article III. Section J.10 of Article III of the Restated Certificate be and hereby is amended in its entirety to read as follows:

          "J.10. "Designated Public Offering Price" shall mean the price per share (without giving effect to any discount, reduction or offset on account of any underwriters' or brokers' discount, fees or commissions) at which the Corporation is offering and selling shares of Common Stock pursuant to the Designated Public Offering."

     (4) Amendment of Section J.12 of Article III. Section J.12 of Article III of the Restated Certificate be and hereby is amended by deleting each of the references therein to Section J.9 and replacing such references with a reference to Section J.12.

     (5) New Section J.18A of Article III. Section J of Article III of the Restated Certificate be and hereby is amended by inserting a new Section J.18A reading in its entirety as follows:

           "J.18A. "Other Series G Shares" shall mean, at the relevant time of reference thereto, any and all of the shares of Series G Stock then issued and outstanding other than the Roche Series G Shares."

     (6) New Section J.31A of Article III. Section J of Article III of the Restated Certificate be and hereby is amended by inserting a new Section J.31A reading in its entirety as follows:

           "J.31A.  "Roche" shall mean Roche Finance Ltd."

     (7) New Section J.31B of Article III. Section J of Article III of the Restated Certificate be and hereby is amended by inserting a new Section J.31B reading in its entirety as follows:

           "J.31B. "Roche Series G Shares" shall mean the 857,143 shares of Series G Stock purchased by Roche pursuant to the Series G Securities Purchase Agreement, whether owned or held by Roche or any third party transferee."

     (8) Amendment of Section J.102 of Article III. Section J.102 of Article III of the Restated Certificate be and hereby is amended in its entirety to read as follows:

           "J.102.  "Series G Minimum Conversion Shares" shall mean:

           (A) with respect to each of the Roche Series G Shares, that number of shares of Common Stock issuable upon mandatory conversion of such Roche Series G Share pursuant to Section G.7(j) hereof such that, if all of such shares of Common Stock were sold immediately after the closing of the Designated Public Offering at a purchase price equal to the Designated Public Offering Price, the internal rate of return realized by the holder of such Roche Series G Share would be equal to (i) 33%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Designated Public Offering occurs on or prior to the first anniversary of the Series G Conversion Price Original Issuance Date, (ii) 49%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Designated Public Offering occurs after the first anniversary of the Series G Conversion Price Original Issuance Date but on or prior to the second anniversary of the Series G Conversion Price Original Issuance Date, or (iii) 67%, compounded annually (computed on the basis of actual number of days elapsed in any given year), if the closing of such Designated Public Offering occurs after the second anniversary of the Series G Conversion Price Original Issuance Date; and

           (B) with respect to each of the Other Series G Shares, that number of shares of Common Stock issuable upon mandatory conversion of such Other Series G Share pursuant to Section G.7(j) hereof as shall be equal to the quotient obtained by dividing (i) the Series G Original Purchase Price by (ii) the Special Applicable Conversion Price."

     (9) New Section J.109A of Article III. Section J of Article III of the Restated Certificate be and hereby is amended by inserting a new Section J.109A reading in its entirety as follows:

           "J.109A. "Special Applicable Conversion Price" shall mean (i) in the event that the closing of the Designated Public Offering occurs at any time on or prior to the first anniversary of the Series G Conversion Price Original Issuance Date, an amount equal to the Designated Public Offering Price less a twenty five percent (25%) discount from such Designated Public Offering Price, or (ii) in the event that the closing of the Designated Public Offering occurs at any time after the first anniversary of the Series G Conversion Price Original Issuance Date but on or prior to the second anniversary of Series G Conversion Price Original Issuance Date, an amount equal to the Designated Public Offering Price less a thirty three percent (33%) discount from such Designated Public Offering Price, or (iii) in the event that the closing of the Designated Public Offering occurs at any time after the second anniversary of the Series G Conversion Price Original Issuance Date, an amount equal to the Designated Public Offering Price less a forty percent (40%) discount from such Designated Public Offering Price."

     SECOND:  That, thereafter,

     (i) the holders of at least a majority of the combined voting power of the issued and outstanding shares of the Corporation's Series A Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred Stock"), Series B Convertible Preferred Stock, $.0001 par value per share (the "Series B Preferred Stock"), Series C Convertible Preferred Stock, $.0001 par value per share (the "Series C Preferred Stock"), Series D Convertible Preferred Stock, $.0001 par value per share (the "Series D Preferred Stock"), Series E Convertible Preferred Stock, $.0001 par value per share (the "Series E Preferred Stock"), Series F Convertible Preferred Stock, $.0001 par value per share (the "Series F Preferred Stock"), Series G Convertible Preferred Stock, $.0001 par value per share (the "Series G Preferred Stock"), and Common Stock, $.0001 par value per share (the "Common Stock"),

     (ii) the holders of at least a majority of the combined voting power of the issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, and Series G Preferred Stock,

     (iii) the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock,

     (iv) the holders of at least sixty-six and two-thirds percent (66-2/3%) of the combined voting power of the issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, and

     (v) the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued and outstanding shares of Series G Preferred Stock of the Corporation,

collectively representing not less than the minimum number of shares of capital stock of the Corporation required to duly authorize the proposed amendments to the Restated Certificate, duly authorized and approved, by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware, the proposed amendments to the Restated Certificate.

     THIRD: That the proposed amendments to the Restated Certificate were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, LeukoSite, Inc., has caused this certificate to be signed by Christopher K. Mirabelli, its President, this __ day of June, 1997.

                                       LEUKOSITE, INC.


                                       By:
                                           ------------------------------
                                           Christopher K. Mirabelli
                                           President

                            CERTIFICATE OF AMENDMENT

                                       TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                 LEUKOSITE, INC.


        LEUKOSITE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        FIRST: That, by consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth proposed amendments to the Corporation's Restated Certificate of Incorporation, as heretofore amended (the "Restated Certificate"), declaring such proposed amendments to be desirable and in the best interest of the Corporation, and directing the officers of the Corporation to submit such proposed amendments to the stockholders of the Corporation for purposes of allowing such stockholders to consider such proposed amendments and to indicate their authorization and approval thereof by consent in writing. Such proposed amendments are as follows:

     (1) AMENDMENT OF SECTION (a) OF ARTICLE III. Section (a) of Article III of the Restated Certificate be amended to read in its entirety as follows:

          "(a) AUTHORIZATION. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 51,940,044, consisting of 21,667,199 shares of Preferred Stock, par value $.0001 per share (the "Preferred Stock"), and 30,272,845 shares of Common Stock, par value $.0001 per share (the "Common Stock")."

     (2)  AMENDMENT OF SECTION A.7(j) OF ARTICLE III. Section A.7(j) of
Article III of the Restated Certificate be and hereby is amended by deleting the text "pursuant to which the net proceeds to the Corporation are at least $17,500,000," in the third line of such Section A.7(j).

     (3)  AMENDMENT OF SECTION B.7(j) OF ARTICLE III. Section B.7(j) of
Article III of the Restated Certificate be and hereby is amended by deleting the text "pursuant to which the net proceeds to the Corporation are at least $17,500,000," in the third line of such Section B.7(j).

     (4)  AMENDMENT OF SECTION D.7(j) OF ARTICLE III. Section D.7(j) of
Article III of the Restated Certificate be and hereby is amended by deleting the text "pursuant to which the net proceeds to the Corporation are at least $17,500,000," in the third line of such Section D.7(j).

     (5) AMENDMENT OF SECTION F.7(j) OF ARTICLE III. Section F.7(j) of Article III of the Restated Certificate be and hereby is amended by deleting the text "pursuant to which the net proceeds to the Corporation are at least $17,500,000," in the third line of such Section F.7(j).

     (6) AMENDMENT OF SECTION G.7(j) OF ARTICLE III. Section G.7(j) of Article III of the Restated Certificate be and hereby is amended by deleting the text "pursuant to which the net proceeds to the Corporation are at least $17,500,000," in the third line of such Section G.7(j).

     (7)  AMENDMENT OF SECTION I.1 OF ARTICLE III. The second sentence of
Section I.1 of Article III of the Restated Certificate be amended in its entirety to read as follows:

          "The number of authorized shares of Common Stock is 30,272,845."

     (8) AMENDMENT OF SECTION J.9(b) OF ARTICLE III. Section J.9(b) of Article III of the Restated Certificate be amended by replacing the number "3,916,970" with the number "4,291,139".


     SECOND: That, thereafter,

     (i) the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued and outstanding shares of Series A Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred Stock"), of the Corporation,

     (ii) the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued and outstanding shares of Series B Convertible Preferred Stock, $.0001 par value per share (the "Series B Preferred Stock"), of the Corporation,

     (iii) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of Series D Convertible

Preferred Stock, $.0001 par value per share (the "Series D Preferred Stock"), of the Corporation,

     (iv) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of Series F Convertible Preferred Stock, $.0001 par value per share (the "Series F Preferred Stock"), of the Corporation,

     (v) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of Series G Convertible Preferred Stock, $.0001 par value per share (the "Series G Preferred Stock"), of the Corporation,

     (vi) the holders of at least a majority of the voting power of the issued and outstanding shares of common stock, $.0001 par value per share (the "Common Stock"), of the Corporation,

     (vii) the holders of at least sixty-six and two-thirds percent (66-2/3%) of the combined voting power of the issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, and

     (viii) the holders of at least a majority of the combined voting power of the issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, the Corporation's Series C Convertible Preferred Stock, $.0001 par value per share (the "Series C Preferred Stock"), Series D Preferred Stock, the Corporation's Series E Convertible Preferred Stock, $.0001 par value per share (the "Series E Preferred Stock"), the Series F Preferred Stock, the Series G Preferred Stock and the Common Stock,

collectively representing not less than the minimum number of shares of capital stock of the Corporation required to duly authorize the proposed amendments to the Restated Certificate, duly authorized and approved, by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware, the proposed amendments to the Restated Certificate.

     THIRD: That the proposed amendments to the Restated Certificate were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, LeukoSite, Inc., has caused this certificate to be signed by Christopher K. Mirabelli, its President, this __ day of June, 1997.


                                        LEUKOSITE, INC.


                                        By:
                                            ----------------------------------
                                            Christopher K. Mirabelli
                                            President